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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-09223

                          Pioneer Strategic Income Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  September 30


Date of reporting period:  October 1, 2006 through September 30, 2007


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


--------------------------------------------------------------------------------

                                     PIONEER
                             -----------------------
                                    STRATEGIC
                                     INCOME
                                      FUND

                                      PSRAX
                                  Ticker Symbol


                                     Annual
                                     Report

                                     9/30/07

                            [LOGO] PIONEER
                                   Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                                        2
Portfolio Management Discussion                                              4
Portfolio Summary                                                           10
Prices and Distributions                                                    11
Performance Update                                                          12
Comparing Ongoing Fund Expenses                                             18
Schedule of Investments                                                     20
Financial Statements                                                        38
Notes to Financial Statements                                               48
Report of Independent Registered Public Accounting Firm                     57
Trustees, Officers and Service Providers                                    58

                                                                     President's

Dear Shareowner,
--------------------------------------------------------------------------------
Staying diversified and keeping your portfolio invested in the markets are two general investment principles that have served investors well over time. They were particularly useful guides during the past year, when an otherwise healthy long-term bull market was buffeted by problems in the mortgage and banking industries.

Since mid-year, issues tied to poor underwriting practices in the subprime sector of the mortgage industry and to problems with risk management by banks and hedge funds have resulted in increased market volatility and rising concern about risks to U.S. economic growth.

Even against this backdrop, the long-term performance of major asset classes remained positive. In the 12 months ending September 30, 2007, equity investors were generally rewarded as, despite several interim corrections, the Standard & Poor's 500 Index returned 16%, the Dow Jones Industrial Average returned 22%, and the NASDAQ Composite Index returned 20%. International developed and emerging markets equities performed even better, reflecting both a weakening dollar (which boosts returns for U.S. dollar-based investors) and strong local currency returns, with the MSCI EAFE Developed Market Index returning 25% and the MSCI Emerging Markets Index returning 59% over the same 12-month period. The U.S. bond market, as measured by the Lehman Aggregate Bond Index, returned 5% in the 12 months ending September 30, 2007. The U.S. high-yield bond market, as measured by the Merrill Lynch High Yield Bond Master II Index, returned 8% for the same period, reflecting its higher coupon yield.

U.S. economic growth has slowed in the past year, but this was due as much to the natural maturation of the cyclical expansion, as U.S. factories approached full utilization and the labor market approached full employment, as it was to rising commodity prices or short-term interest rates. This slowdown was, therefore, not entirely unwelcome, as it reduced the threat of higher inflation. More recently, however, there has been increasing concern that falling home prices, and/or disruptions in financial markets pose a larger threat to continuing economic growth. A weaker U.S. dollar has put upward pressure on some prices, but it has also benefited exporters and companies competing in the global marketplace.

Although U.S. economic growth has slowed, growth in the rest of the world remains relatively strong. In Europe, robust GDP growth driven by a positive operating environment for European companies, especially exporters, has driven unemployment lower and supported growing consumption, although concerns about the impact of the strong Euro are a persistent source of worry. Japanese economic growth continues, albeit at a muted rate, and the country's deflationary problems are gradually receding. Economic growth in

Letter

emerging market countries remains faster than in the developed world as they persist in "catching up," led by China, which continues its rise as a world economic power.

The U.S. Federal Reserve and the world's other central banks have pursued policies aimed at producing low and stable inflation, believed to be the best backdrop for steady economic growth and low average unemployment over the long term. Keeping inflation low is also an important support for stock and bond valuations, and so central bank policies have also been "investor friendly."

Looking forward, the economic outlook appears generally positive, although real estate prices, subprime mortgage defaults, and the possibility of a systemic liquidity/credit crunch all represent sources of risk. Central banks responded to this summer's liquidity squeeze in the inter-bank and commercial paper markets by acting as "lenders of last resort" and, in September, the Fed cut rates to limit the risk of credit market problems spreading to the broader economy. While falling risk tolerances and reducing leverage may depress asset prices in the short term, valuations look reasonable if "Wall Street" problems do not spread to the broader "Main Street" economy.

Sudden swings in the markets are always to be expected. Just as staying diversified and invested are important investment principles, it is also important to pay attention to asset allocation. As always, we encourage you to work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is aligned to your particular risk tolerance and investment objective.


Respectfully,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 9/30/07
--------------------------------------------------------------------------------

Fixed-income securities produced generally positive returns over the 12 months ending September 30, 2007, as the market adjusted to a slowing economy. Overall, market interest rates tended to decline, especially among shorter-maturity securities, but long-term rates remained relatively flat. The trends, however, were interrupted by severe volatility in the final quarter of the period, triggered by a crisis in the subprime mortgage market. Stability appeared to return to the market in the closing weeks of the period after the U.S. Federal Reserve Board lowered target short-term rates and injected additional liquidity into the markets. The following is an interview with Kenneth J. Taubes, who discusses the performance of Pioneer Strategic Income Fund during the 12-month period ending September 30, 2007. Mr. Taubes, director of Pioneer's Fixed Income Group, is responsible for the daily management of the Fund.

Q:   How did the Fund perform during the 12 months ended September 30, 2007?

A: The Fund's strategy of diversification helped it to perform well during a changing period in the global fixed-income markets. Pioneer Strategic Income Fund Class A shares produced a total return of 6.36%, at net asset value, during the 12 months. Over the same time, the Fund's benchmark, the Lehman U.S. Universal Bond Index, returned 5.30%, while the average return of the 122 funds in Lipper's multi-sector income fund category was 6.60%. On September 30, 2007, the 30-day SEC yield for Class A shares was 4.55%.

     Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: What were the principal factors that influenced the Fund's performance during the 12 months?

A: We saw a gradual steepening of the yield curve over the year, as the bond market began anticipating that the Federal Reserve Board had finished raising short-term rates and was likely to start

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     reducing the rates against a backdrop of slowing economic growth. (A steepening of the yield curve occurs when the difference in yields between short-term and long-term rates becomes greater - or steeper when measured by a graph tracking the differences.) During the period, market short-term rates declined modestly, while long-term rates remained relatively flat. Thirty-year bond yields rose somewhat amid some concerns about rising inflationary pressures.

     During this period, our management of duration - or the sensitivity of a bond's price to changes in interest rates - helped support performance. We maintained a relatively short duration early in the fiscal year, but extended duration late in 2006 and early in 2007, which helped results when rates started to decline and prices rallied. We did so because we believed we had passed the peak of this economic cycle, and problems in the housing industry were likely to slow the rate of the economic expansion for the remainder of 2007 and into 2008. Home mortgage costs - even for non-subprime loans - were starting to increase, cutting into consumers' budgets. In addition, job growth had stopped among home builders and some housing-related financial companies, suggesting the beginning of a slowdown in job growth that could affect consumer spending - the principal driver of economic growth. At the end of the fiscal year, the Fund's effective duration was 4.96 years, and the average maturity of Fund holdings was 7.50 years.

     Over the fiscal year, we continually upgraded the overall credit quality of the Fund, paring back our exposure to high-yielding, corporate bonds and placing greater emphasis on better-quality parts of the high-yield market. This more defensive positioning benefited the Fund, especially when the fixed-income markets became volatile in July and early August amid fears that a crisis in the subprime mortgage market might spread to the credit markets in general. The fears precipitated a general investor flight to the highest quality securities available in the market. In August, the U.S. Federal Reserve Board intervened, lowering the discount rate and then both the target Fed funds and discount rates in September, helping to restore some market stability. During the period, our de-emphasis of lower quality bonds, and almost complete lack of exposure to subprime mortgage securities, helped performance significantly.

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 9/30/07                            (continued)
--------------------------------------------------------------------------------

Q:   How did the Fund's portfolio positioning affect performance?

A: While we lowered our exposure to high-yield bonds during most of the period, we did maintain some high-yield investments and even marginally added to our holdings in the sector late in the fiscal year after the mid-summer volatility created some attractive values. This positioning generally helped performance, as the yield advantages of high-yielding securities overcame the effects of erosion in their market prices, enabling the sector to outperform other parts of the market. At the end of the fiscal year, approximately 24.9% of Fund assets were invested in domestic high-yield, corporate bonds. We also maintained a substantial weighting in mortgage-backed securities, which accounted for about 37.3% of Fund assets at the end of the period. While some mortgage-related securities came under pressure during the year, our holdings were almost exclusively the highest-quality, government-issued securities. Mortgages underperformed Treasuries, but they significantly outperformed investment-grade corporate bonds, which we de-emphasized because of the risk of credit rating downgrades, especially in the event of a leveraged buyout. At the end of the period, just 4.4% of Fund assets were invested in investment-grade corporates. We had a healthy exposure to Treasuries, with an emphasis on Treasury Inflation Protected Securities (TIPS), which performed very well. At the end of the fiscal year, about 15.2% of Fund assets were invested in Treasuries, including TIPS.

     We maintained our exposure to foreign markets throughout the year, which helped performance significantly. Economic growth outside the United States, both in developed and in emerging markets, tended to exceed that in the United States, resulting in generally higher rates in foreign bonds. Most major foreign currencies also strengthened against the dollar. Our exposure to foreign bonds, including emerging market debt, provided additional support to results. Our investments in bonds denominated in the Swedish and Norwegian currencies did particularly well, as did holdings in emerging market debt, which outperformed domestic high-yield bonds. At the end of the period, 7.4% of Fund assets were invested in emerging market debt and international high-yield bonds, with a total of 9.7% invested in securities denominated in foreign currencies.

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q: What types of individual investments had the greatest influence on performance, either positively or negatively?

A: In addition to our duration management and exposure to foreign sectors, several of our corporate bond holdings also provided positive support to performance. Bonds issued by property-and-casualty reinsurance companies Platinum Underwriters and Odyssey Re appreciated as the property-and-casualty industry experienced a relatively benign season of catastrophic and storm-related claims. Securities of Presidential Life, a high-yield holding, also outperformed. Bonds of Stratos Global, a telecom company providing global satellite, internet and wireless communications services, also contributed positively to results. Several foreign investment-grade corporates performed very well, including bonds of Aker Kvaerner, the Norwegian corporation that has become a global leader in engineering and construction.

     Notable among our disappointing investments was our position in the investment-grade issues of Sallie Mae (SLM), the college-loan company. Its debt securities weakened in value on news of a probable takeover by private-equity investors. Investors perceived that the takeover could result in a credit ratings downgrade of existing Sallie Mae securities if high-yield bonds were issued to help finance the deal. However, the price of the bonds had declined so sharply that we modestly added to our position because we believed they represented good value. Negotiations over terms of a buyout of Sallie Mae continued through the end of the period, and no final deal had been announced.

     High-yield bonds issued by casino operator Tropicana Casinos and Resorts also underperformed because of problems in the operations of the company's casino in Atlantic City, N.J. We also have retained the position in these bonds because of the value of the company's underlying assets.

Q:   What is your investment outlook?

A: We anticipate that the domestic economy will continue to decelerate, as the U.S. consumer has become one of the weaker links in the global economic chain. Nevertheless, the possibility remains that inflationary pressures could increase. In this context, we are likely to focus principally on short- and intermediate-term securities, with an overweighting in government-agency mortgage-backed

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 9/30/07                            (continued)
--------------------------------------------------------------------------------

     securities, which appear inexpensive relative to other sectors. We believe that the yield curve is likely to steepen further, with longer-term yields moving up because of inflationary concerns. Accordingly, we expect to continue to de-emphasize long-term Treasuries, and have maintained a reasonable exposure to TIPS, which give greater protection against inflation.

     The prices of high-yield securities, which had become relatively elevated at the peak of the economic growth cycle, have returned to a more normalized range, and we have maintained a healthy exposure to the sector. High-yielding corporate bonds, however, have not become so inexpensive that we would consider a substantial increase in our investments in the sector.

     We also expect to maintain an emphasis on international investments, both in foreign developed and emerging markets, in view of the likelihood that economic growth outside the United States is likely to exceed the pace of the domestic economy. However, at recent valuations, we do not anticipate dramatically increasing our exposure to commodity-exporting emerging nations.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. Investments in high-yield or lower-rated securities are subject to greater-than-average risk. When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. The securities issued by U.S. Government sponsored entities (i.e. Fannie Mae, Freddie Mac) are neither guaranteed nor issued by the U.S. Government. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. These risks may increase share price volatility.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 9/30/07
--------------------------------------------------------------------------------


Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[The following data was represented as a pie chart in the printed material]

U.S. Government Securities                               53.9%
U.S. Corporate Bonds                                     31.3%
Foreign Government Bonds                                  4.5%
Senior Floating Rate Loans                                4.4%
Asset Backed Securities                                   3.8%
Collateralized Mortgage Obligations                       1.2%
Municipal Bonds                                           0.4%
Temporary Cash Investment                                 0.3%
U.S. Common Stocks                                        0.1%
Supranational Bonds                                       0.1%


Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on S&P ratings)

[The following data was represented as a pie chart in the printed material]

Treasury/Agency                                          54.6%
BB & Lower                                               32.2%
BBB                                                       5.8%
Cash Equivalents                                          4.1%
A                                                         1.8%
AA                                                        0.8%
AAA                                                       0.7%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total debt holdings)*

 1.   U.S. Treasury Inflation Notes, 2.375%, 1/15/17         3.08%
 2.   U.S. Treasury Notes, 5.375%, 2/15/31                   2.04
 3.   U.S. Treasury Inflation Notes, 1.875%, 7/15/15         1.83
 4.   U.S. Treasury Inflation Notes, 2.0%, 1/15/16           1.59
 5.   Federal National Mortgage Association, 5.0%, 5/1/37    1.56
 6.   U.S. Treasury Bonds, 6.25%, 8/15/23                    1.43
 7.   Government of Sweden, 5.25%, 3/15/11                   1.21
 8.   U.S. Treasury Bonds, 5.25%, 11/15/28                   1.16
 9.   Federal National Mortgage Association, 4.5%, 4/1/22    1.16
10.   apan Government, 1.1%, 12/10/16                        1.06

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Net Asset Value Per Share
--------------------------------------------------------------------------------

 Class   9/30/07   9/30/06
------- --------- --------
    A    $10.46   $10.33
    B    $10.30   $10.18
    C    $10.25   $10.12
    R    $10.62   $10.50
    Y    $10.47   $10.35


 Class   9/30/07    7/6/07
------- --------- ---------
    Z    $10.46    $10.29


Distributions Per Share
--------------------------------------------------------------------------------

                     10/1/06 - 9/30/07
        -------------------------------------------
             Net
         Investment     Short-Term      Long-Term
 Class     Income     Capital Gains   Capital Gains
------- ------------ --------------- --------------
    A      $0.5135         $ -            $ -
    B      $0.4227         $ -            $ -
    C      $0.4286         $ -            $ -
    R      $0.5058         $ -            $ -
    Y      $0.5417         $ -            $ -


                     7/6/07 - 9/30/07
        -------------------------------------------
             Net
         Investment     Short-Term      Long-Term
 Class     Income     Capital Gains   Capital Gains
------- ------------ --------------- --------------
   Z    $0.1272      $ -                  $ -


Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 9/30/07                               CLASS A SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund at public offering price, compared to that of the Lehman Brothers U.S. Universal Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of September 30, 2007)
                                      Net Asset        Public Offering
Period                                Value (NAV)        Price (POP)
Life-of-Class
(4/15/99)                               7.53%              6.95%
5 Years                                 9.76               8.76
1 Year                                  6.36               1.54
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated February 1, 2007)

                                        Gross               Net
                                        1.11%              1.11%
--------------------------------------------------------------------------------

[The following data was represented as a line graph in the printed material]

Value of $10,000 Investment

              Pioneer Strategic      Lehman Brothers
              Income Fund            U.S. Universal Index
4/99           9550                  10000
               9314                   9937
9/00           9680                  10660
              10209                  11924
9/02          11035                  12868
              13457                  13784
9/04          14769                  14395
              15829                  14880
9/06          16529                  15487
9/07          17580                  16307

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Index comparison begins April 30, 1999. The Lehman Brothers U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 9/30/07                              CLASS B SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund, compared to that of the Lehman Brothers U.S. Universal Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of September 30, 2007)
                                         If            If
Period                                  Held        Redeemed
Life-of-Class
(4/15/99)                               6.73%        6.73%
5 Years                                 8.89         8.89
1 Year                                  5.42         1.42
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated February 1, 2007)
                                        Gross        Net
                                        1.88%        1.88%
--------------------------------------------------------------------------------

[The following data was represented as a line graph in the printed material]

Value of $10,000 Investment

              Pioneer Strategic      Lehman Brothers
              Income Fund            U.S. Universal Index
4/99          10000                  10000
               9741                   9937
9/00          10038                  10660
              10526                  11924
9/02          11282                  12868
              13649                  13784
9/04          14860                  14395
              15805                  14880
9/06          16380                  15487
9/07          17268                  16307

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com/bshares.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Index comparison begins April 30, 1999. The Lehman Brothers U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 9/30/07                              CLASS C SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund, compared to that of the Lehman Brothers U.S. Universal Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of September 30, 2007)
                                         If            If
Period                                  Held        Redeemed
Life-of-Class
(4/15/99)                               6.75%        6.75%
5 Years                                 8.93         8.93
1 Year                                  5.61         5.61
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated February 1, 2007)
                                        Gross        Net
                                        1.81%        1.81%
--------------------------------------------------------------------------------

[The following data was represented as a line graph in the printed material]

Value of $10,000 Investment

              Pioneer Strategic      Lehman Brothers
              Income Fund            U.S. Universal Index
4/99          10000                  10000
               9766                   9937
9/00          10041                  10660
              10536                  11924
9/02          11296                  12868
              13651                  13784
9/04          14879                  14395
              15836                  14880
9/06          16407                  15487
9/07          17329                  16307

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Index comparison begins April 30, 1999. The Lehman Brothers U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 9/30/07                              CLASS R SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund, compared to that of the Lehman Brothers U.S. Universal Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of September 30, 2007)
                                         If            If
Period                                  Held        Redeemed
Life-of-Class
(4/15/99)                               7.24%        7.24%
5 Years                                 9.64         9.64
1 Year                                  6.08         6.08
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated February 1, 2007)
                                        Gross         Net
                                        1.27%        1.27%
--------------------------------------------------------------------------------

[The following data was represented as a line graph in the printed material]

Value of $10,000 Investment

              Pioneer Strategic      Lehman Brothers
              Income Fund            U.S. Universal Index
4/99          10000                  10000
               9730                   9937
9/00          10061                  10660
              10559                  11924
9/02          11356                  12868
              13898                  13784
9/04          15212                  14395
              16277                  14880
9/06          16961                  15487
9/07          17991                  16307

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of Class R shares for the period prior to the commencement of operations of Class R shares on April 1, 2003 is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period after April 1, 2003, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Index comparison begins April 30, 1999. The Lehman Brothers U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 9/30/07                               CLASS Y SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund, compared to that of the Lehman Brothers U.S. Universal Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of September 30, 2007)
                                         If            If
Period                                  Held        Redeemed
Life-of-Class
(4/15/99)                                7.68%        7.68%
5 Years                                 10.02        10.02
1 Year                                   6.54         6.54
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated February 1, 2007)
                                         Gross         Net
                                         0.67%        0.67%
--------------------------------------------------------------------------------

[The following data was represented as a line graph in the printed material]

Value of $10,000 Investment

              Pioneer Strategic      Lehman Brothers
              Income Fund            U.S. Universal Index
4/99          10000                  10000
               9750                   9937
9/00          10133                  10660
              10687                  11924
9/02          11551                  12868
              14087                  13784
9/04          15481                  14395
              16665                  14880
9/06          17480                  15487
9/07          18623                  16307

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance for periods prior to the inception of Class Y shares reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance shown for Class Y shares prior to their inception would have been higher. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Index comparison begins April 30, 1999. The Lehman Brothers U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 9/30/07                              CLASS Z SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund, compared to that of the Lehman Brothers U.S. Universal Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of September 30, 2007)
                                     If            If
Period                              Held        Redeemed
Life-of-Class
(4/15/99)                           7.53%        7.53%
5 Years                             9.77         9.77
1 Year                              6.38         6.38
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated July 6, 2007)
                                    Gross         Net
                                    0.86%        0.85%
--------------------------------------------------------------------------------

[The following data was represented as a line graph in the printed material]

Value of $10,000 Investment

              Pioneer Strategic      Lehman Brothers
              Income Fund            U.S. Universal Index
4/99          10000                  10000
               9750                   9937
9/00          10133                  10660
              10687                  11924
9/02          11551                  12868
              14087                  13784
9/04          15460                  14395
              16570                  14880
9/06          17303                  15487
9/07          18407                  16307

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance for periods prior to the inception of Class Z shares reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance shown for Class Z shares prior to their inception April 30, 2007 would have been higher. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 2/1/10 for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Index comparison begins April 30, 1999. The Lehman Brothers U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income Fund Based on actual returns from April 1, 2007 through September 30, 2007.

Share Class             A            B            C            R            Y            Z
---------------------------------------------------------------------------------------------------
Beginning Account    $1,000.00    $1,000.00    $1,000.00    $1,000.00    $1,000.00    $1,000.00
Value On 4/1/07**

Ending Account       $1,021.02    $1,016.68    $1,018.03    $1,019.41    $1,022.75    $1,029.00
Value On 9/30/07

Expenses Paid        $    5.37    $    9.50    $    9.16    $    6.48    $    4.26    $    1.67
During Period*

* Expenses are equal to the Fund's annualized expense ratio of 1.06%, 1.88%, 1.81%, 1.28%, 0.84% and 0.69% for Class A, Class B, Class C, Class R, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period) (87/365 for Class Z shares).

**   7/6/07 for Class Z shares.

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from April 1, 2007 through September 30, 2007.

Share Class             A            B            C            R            Y            Z
---------------------------------------------------------------------------------------------------
Beginning Account    $1,000.00    $1,000.00    $1,000.00    $1,000.00    $1,000.00    $1,000.00
Value On 4/1/07**

Ending Account       $1,019.75    $1,015.64    $1,015.99    $1,018.65    $1,020.86    $1,010.27
Value On 9/30/07

Expenses Paid        $    5.37    $    9.50    $    9.15    $    6.48    $    4.26    $    1.65
During Period*

* Expenses are equal to the Fund's annualized expense ratio of 1.06%, 1.88%, 1.81%, 1.28%, 0.84% and 0.69% for Class A, Class B, Class C, Class R, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period) (87/365 for Class Z shares).

**   7/6/07 for Class Z shares.

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 9/30/07
--------------------------------------------------------------------------------

              S&P/
 Principal    Moody's
 Amount       Ratings
 USD ($)      (unaudited)                                                              Value
                            ASSET BACKED SECURITIES - 3.6%
                            Energy - 0.4%
                            Oil & Gas Equipment & Services - 0.4%
 2,400,000    A/Aa3         Nakilat, Inc., 6.267%, 12/31/33 (144A)            $    2,329,512
 2,200,000    NR/NR         Sevan Marine ASA, 8.37%, 5/14/13 (144A) (b)            2,189,000
                                                                              --------------
                                                                              $    4,518,512
                                                                              --------------
                            Total Energy                                      $    4,518,512
                                                                              --------------
                            Transportation - 0.1%
                            Airlines - 0.1%
 1,880,347    BBB-/Ba1      Continental Airlines, Inc., 6.795%, 8/2/18        $    1,752,248
                                                                              --------------
                            Total Transportation                              $    1,752,248
                                                                              --------------
                            Consumer Services - 0.4%
                            Restaurants - 0.4%
 4,550,000    BB/Ba3        Dunkin Brands Master Finance LLC, 8.28%,
                              6/20/31 (144A)                                  $    4,673,355
                                                                              --------------
                            Total Consumer Services                           $    4,673,355
                                                                              --------------
                            Food & Drug Retailing - 0.5%
                            Food Retail - 0.5%
 6,400,000    BB/Aaa        Dominos Pizza Master Issuer LLC, 7.629%,
                              4/25/37 (144A)                                  $    6,192,960
                                                                              --------------
                            Total Food & Drug Retailing                       $    6,192,960
                                                                              --------------
                            Banks - 0.1%
                            Thrifts & Mortgage Finance - 0.1%
 1,774,863    A-/Baa1       Taganka Car Loan Finance Plc, 6.8%,
                              11/14/13 (144A) (b)                             $    1,774,863
                                                                              --------------
                            Total Banks                                       $    1,774,863
                                                                              --------------
                            Diversified Financials - 0.9%
                            Diversified Financial Services - 0.9%
 3,729,710    BB-/Ba1       Caithness Coso Fund Corp., 6.263%,
                              6/15/14 (144A)                                  $    3,930,517
 2,998,662    BBB+/Baa2     PF Export Receivable Master Trust, 6.436%,
                              6/1/15 (144A)                                        3,023,701
 3,836,294    BBB/Baa2      Power Receivables Finance, 6.29%,
                              1/1/12 (144A)                                        3,950,423
                                                                              --------------
                                                                              $   10,904,641
                                                                              --------------
                            Specialized Finance - 0.0%
   650,000    A/A2          Aegis Asset Backed Securities, 6.78%, 1/25/34     $      562,547
                                                                              --------------
                            Total Diversified Financials                      $   11,467,188
                                                                              --------------

20   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

              S&P/
 Principal    Moody's
 Amount       Ratings
 USD ($)      (unaudited)                                                              Value
                            Utilities - 0.8%
                            Electric Utilities - 0.8%
 3,321,480    BB-/Ba2       FPL Energy Wind Funding, 6.876%,
                              6/27/17 (144A)                               $    3,392,061
 4,810,449    NR/NR         Ormat Funding Corp., 8.25%, 12/30/20                4,888,618
 2,978,965    BB/Ba2        Tenaska Alabama, 7.0%, 6/30/21 (144A)               2,992,391
                                                                           --------------
                                                                           $   11,273,070
                                                                           --------------
                            Total Utilities                                $   11,273,070
                                                                           --------------
                            Government - 0.4%
                            Government - 0.4%
 4,303,895    BBB-/Ba2      Republic of Columbia, 9.75%, 4/9/11            $    4,572,888
                                                                           --------------
                            Total Government                               $    4,572,888
                                                                           --------------
                            TOTAL ASSET BACKED SECURITIES
                            (Cost $45,951,730)                             $   46,225,084
                                                                           --------------
                            COLLATERALIZED MORTGAGE OBLIGATIONS - 1.1%
                            Banks - 0.7%
                            Thrifts & Mortgage Finance - 0.7%
   388,185    AAA/Aaa       Global Tower Partners Acquisition, 5.76%,
                              10/25/44 (b)                                 $      384,870
 2,020,000    NR/Ba2        SBA CMBS Trust, 6.904%, 11/15/36 (144A)             1,948,367
 6,475,000    BB/Ba2        T SRA R 2006-1 F, 7.5296%, 10/15/36 (144A)          6,095,858
                                                                           --------------
                                                                           $    8,429,095
                                                                           --------------
                            Total Banks                                    $    8,429,095
                                                                           --------------
                            Diversified Financials - 0.4%
                            Diversified Financial Services - 0.4%
   274,187    AAA/Aaa       Countrywide Home Loans, 6.12%, 9/25/33 (b)     $      279,180
   825,000    AA/Aa2        CS First Boston Mortgage Security, 5.78%,
                              9/25/34 (b)                                         761,475
 1,376,000    NR/Ba1        Global Signal, 7.036%, 2/15/36 (144A)               1,321,648
 2,780,000    NR/Ba2        Tower 2004-2A F, 6.376%, 12/15/14 (144A)            2,642,112
                                                                           --------------
                                                                           $    5,004,415
                                                                           --------------
                            Specialized Finance - 0.0%
   383,527    AAA/Aaa       INDX 2004-AR1 2A, 5.8%, 4/25/34                $      375,803
                                                                           --------------
                            Total Diversified Financials                   $    5,380,218
                                                                           --------------
                            TOTAL COLLATERALIZED MORTGAGE
                            OBLIGATIONS
                            (Cost $14,428,098)                             $   13,809,313
                                                                           --------------

 The accompanying notes are an integral part of these financial statements.  21

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 9/30/07                                    (continued)
--------------------------------------------------------------------------------


                       S&P/
        Principal      Moody's
        Amount         Ratings
        USD ($)        (unaudited)                                                                Value
                                     CORPORATE BONDS - 29.7%
                                     Energy - 3.6%
                                     Coal & Consumable Fuels - 0.5%
         6,710,000     B+/B2         Massey Energy Co., 6.875%, 12/15/13                 $    6,257,074
                                                                                         --------------
                                     Oil & Gas Drilling - 0.6%
         6,570,000     NR/NR         DDI Holdings AS, 9.3%, 1/19/12 (144A)               $    6,767,100
         1,355,000     NR/NR         DDI Holdings AS, 9.3%, 4/23/12 (144A)                    1,382,100
                                                                                         --------------
                                                                                         $    8,149,200
                                                                                         --------------
                                     Oil & Gas Equipment & Services - 0.8%
         2,000,000     B/B2          Complete Production Service, 8.0%, 12/15/16         $    1,977,500
         1,965,000     A+/Aa2        Nakilat, Inc., 6.067%, 12/31/33 (144A)                   1,895,970
NOK     13,500,000     NR/NR         Petromena AS, 9.75%, 5/24/12 (144A)                      2,528,231
         2,545,000     NR/B1         Semgroup LP, 8.75%, 11/15/15 (144A)                      2,487,738
NOK      2,000,000     NR/NR         Sevan Marine ASA, 0.0%, 10/24/12 (b)                       363,144
                                                                                         --------------
                                                                                         $    9,252,583
                                                                                         --------------
                                     Oil & Gas Exploration & Production - 1.5%
         3,610,000     B-/B3         Baytex Energy, Ltd., 9.625%, 7/15/10                $    3,718,300
         4,000,000     B/B2          Compton Petroleum Corp., 7.625%, 12/1/13                 3,860,000
         2,065,000     CCC+/Caa1     Harvest Operations Corp., 7.875%, 10/15/11               1,997,888
         3,100,000     B-/Caa1       Parallel Petroleum Corp., 10.25%, 8/1/14 (144A)          3,146,500
         3,150,000     B/B1          Quicksilver Resources, Inc., 7.125%, 4/1/16              3,102,750
           815,000     BB+/Ba2       Southern Star Central Corp., 6.75%, 3/1/16                 779,344
         2,820,000     B+/Ba2        Verasun Energy Corp., 9.875%, 12/15/12                   2,848,200
                                                                                         --------------
                                                                                         $   19,452,982
                                                                                         --------------
                                     Oil & Gas Storage & Transportation - 0.2%
           535,000     B+/B2         Copano Energy LLC, 8.125%, 3/1/16                   $      544,363
         1,000,000     B/B1          Inergy LP, 8.25%, 3/1/16                                 1,032,500
           565,000     CCC+/B3       Targa Resources, Inc., 8.5%, 11/1/13 (144A)                565,000
                                                                                         --------------
                                                                                         $    2,141,863
                                                                                         --------------
                                     Total Energy                                        $   45,253,702
                                                                                         --------------
                                     Materials - 3.5%
                                     Aluminum - 0.6%
         1,695,000     B-/B3         Aleris International, Inc., 9.0%, 12/15/14          $    1,567,875
         4,507,000     BB-/B1        Asia Aluminum Holdings, 8.0%, 12/23/11 (144A)            4,383,057
         2,160,000     B/B3          Novelis, Inc., 7.25%, 2/15/15                            2,084,400
                                                                                         --------------
                                                                                         $    8,035,332
                                                                                         --------------

22   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      S&P/
         Principal    Moody's
         Amount       Ratings
         USD ($)      (unaudited)                                                               Value
                                    Commodity Chemicals - 0.7%
         1,690,000    B+/B1         Arco Chemical Co., 9.8%, 2/1/20                    $    1,673,100
         6,970,000    B-/B2         Georgia Gulf Corp., 9.5%, 10/15/14 (c)                  6,377,550
         1,015,000    BB-/Ba3       INVISTA, 9.25%, 5/1/12 (144A)                           1,065,750
                                                                                       --------------
                                                                                       $    9,116,400
                                                                                       --------------
                                    Construction Materials - 0.3%
         4,030,000    B-/B2         U.S. Concrete, Inc., 8.375%, 4/1/14                $    3,747,900
                                                                                       --------------
                                    Diversified Chemical - 0.9%
         5,385,000    B/B2          Basell Finance Co., 8.1%, 3/15/27 (144A)           $    4,684,950
EURO     3,000,000    B-/B2         Ineos Group Holdings Plc, 7.875%,
                                      2/15/16 (144A)                                        4,002,460
         2,800,000    B-/B2         Phibro Animal Health Corp., 10.0%,
                                      8/1/13 (144A)                                         2,842,000
                                                                                       --------------
                                                                                       $   11,529,410
                                                                                       --------------
                                    Diversified Metals & Mining - 0.8%
         1,440,000    B-/B3         American Rock Salt Co., LLC, 9.5%, 3/15/14         $    1,472,400
         1,330,000    BB-/Ba3       FMG Finance Pty, Ltd., 10.625%, 9/1/16 (144A)           1,566,075
         3,000,000    BBB/Baa3      Vale Overseas, Ltd., 6.25%, 1/11/16                     3,020,996
         3,300,000    BBB/Baa3      Vale Overseas, Ltd., 8.25%, 1/17/34                     3,905,659
                                                                                       --------------
                                                                                       $    9,965,130
                                                                                       --------------
                                    Forest Products - 0.1%
         2,710,000    CCC+/B2       Ainsworth Lumber Co., Ltd. 6.75%, 3/15/14 (c)      $    1,747,950
                                                                                       --------------
                                    Paper Products - 0.1%
           820,000    B/B3          Bowater Canada Finance, 7.95%, 11/15/11            $      674,450
                                                                                       --------------
                                    Total Materials                                    $   44,816,572
                                                                                       --------------
                                    Capital Goods - 3.1%
                                    Aerospace & Defense - 0.0%
           400,000    BB+/Ba3       L-3 Communications Corp., 6.125%, 1/15/14          $      392,000
                                                                                       --------------
                                    Building Products - 0.4%
         3,640,000    B+/B2         Builders Firstsource, Inc., 9.81%, 2/15/12 (b)     $    3,503,500
         1,545,000    B/B2          Esco Corp., 9.57%, 12/15/13 (144A) (b)                  1,490,925
                                                                                       --------------
                                                                                       $    4,994,425
                                                                                       --------------
                                    Construction & Engineering - 0.3%
         3,550,000    B+/Ba3        Dycom Industries, Inc., 8.125%, 10/15/15           $    3,612,125
                                                                                       --------------

The accompanying notes are an integral part of these financial statements.   23

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 9/30/07                                    (continued)
--------------------------------------------------------------------------------

              S&P/
 Principal    Moody's
 Amount       Ratings
 USD ($)      (unaudited)                                                               Value
                            Construction, Farm Machinery & Heavy Trucks - 0.7%
 2,500,000    B+/B1         Commercial Vehicle Group, 8.0%, 7/1/13              $    2,362,500
 4,660,000    B+/B2         Greenbrier Co., Inc., 8.375%, 5/15/15                    4,648,350
 1,120,000    B/B3          Titan Wheel International, Inc., 8.0%, 1/15/12           1,117,200
                                                                                --------------
                                                                                $    8,128,050
                                                                                --------------
                            Electrical Component & Equipment - 1.0%
 4,585,000    B/B3          Baldor Electric Co., 8.625%, 2/15/17                $    4,791,325
 4,175,000    NR/B3         Caiua Serv Electricidad, 11.125%, 4/2/49 (144A)          4,180,428
 1,140,000    BB/Ba3        NXP Funding LLC, 7.875%, 10/15/14                        1,097,250
 3,000,000    NR/NR         Power Contract Financing LLC, 0.0%,
                              2/5/10 (144A) (b)                                      2,580,000
                                                                                --------------
                                                                                $   12,649,003
                                                                                --------------
                            Industrial Machinery - 0.2%
 2,150,000    B/B1          Gardner Denver, Inc., 8.0%, 5/1/13                  $    2,155,375
                                                                                --------------
                            Trading Companies & Distributors - 0.5%
 6,925,000    BBB-/Baa3     Glencore Funding LLC, 6.0%, 4/15/14 (144A)          $    6,820,813
                                                                                --------------
                            Total Capital Goods                                 $   38,751,791
                                                                                --------------
                            Commercial Services & Supplies - 1.0%
                            Diversified Commercial Services - 0.8%
   900,000    B+/Ba2        FTI Consulting, Inc., 7.75%, 10/1/16                $      931,500
 8,200,000    B-/B3         NCO Group, Inc., 10.23%, 11/15/13 (b)                    7,892,500
 1,655,000    B-/B3         Park-Ohio Industries, Inc., 8.375%, 11/15/14             1,597,075
                                                                                --------------
                                                                                $   10,421,075
                                                                                --------------
                            Environmental & Facilities Services - 0.2%
 1,633,000    BB-/Ba3       Clean Harbors, Inc., 11.25%, 7/15/12                $    1,796,050
                                                                                --------------
                            Total Commercial Services & Supplies                $   12,217,125
                                                                                --------------
                            Transportation - 0.4%
                            Marine - 0.1%
 1,780,000    BB+/NR        CMA CGM SA, 7.25%, 2/1/13 (144A)                    $    1,726,600
   150,000    B-/B3         Trailer Bridge, Inc., 9.25%, 11/15/11                      148,500
                                                                                --------------
                                                                                $    1,875,100
                                                                                --------------
                            Railroads - 0.3%
 2,950,000    B+/B2         Kansas City Southern Mexico, 7.375%, 6/1/14
                              (144A)                                            $    2,883,625
   775,000    B-/B2         TFM SA De CV, 9.375%, 5/1/12                               811,813
                                                                                --------------
                                                                                $    3,695,438
                                                                                --------------
                            Total Transportation                                $    5,570,538
                                                                                --------------

24   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      S&P/
         Principal    Moody's
         Amount       Ratings
         USD ($)      (unaudited)                                                                 Value
                                    Consumer Durables & Apparel - 0.9%
                                    Footwear - 0.1%
         2,335,000    BB-/B1        Brown Shoe Co., Inc., 8.75%, 5/1/12                  $    2,405,050
                                                                                         --------------
                                    Homebuilding - 0.8%
         1,692,000    BBB-/BBB-     C10 Capital SPV, Ltd., 6.722%,
                                      12/31/49 (144A) (b)                                $    1,622,459
         2,900,000    BBB-/NR       C8 Capital SPV, Ltd., 6.64%, 12/31/49 (144A) (b)          2,818,684
         3,639,000    BB/Ba3        Meritage Homes Corp., 6.25%, 3/15/15                      2,838,420
         2,300,000    BB-/Ba3       Urbi Desarrollos Urbanos, 8.5%, 4/19/16 (144A)            2,300,000
                                                                                         --------------
                                                                                         $    9,579,563
                                                                                         --------------
                                    Total Consumer Durables & Apparel                    $   11,984,613
                                                                                         --------------
                                    Consumer Services - 1.2%
                                    Casinos & Gaming - 1.2%
EURO     1,965,000    AAA/Aaa       Lottomatica S.p.A., 8.25%, 3/31/66 (144A) (b)        $    2,894,988
         4,400,000    B/B3          Shingle Springs Tribal, 9.375%, 6/15/15 (144A)            4,444,000
         3,995,000    B/Ba3         Station Casinos, Inc., 6.625%, 3/15/18                    3,345,813
         5,000,000    CCC+/Caa1     Tropicana Finance Corp., 9.625%,
                                      12/15/14 (144A)                                         3,875,000
                                                                                         --------------
                                                                                         $   14,559,801
                                                                                         --------------
                                    Total Consumer Services                              $   14,559,801
                                                                                         --------------
                                    Media - 0.9%
                                    Broadcasting & Cable TV - 0.5%
         6,330,000    BB+/Ba2       C&M Finance, Ltd., 8.1%, 2/1/16 (144A)               $    6,282,524
           550,000    B-/B2         Kabel Deutschland GMBH, 10.625%, 7/1/14                     588,500
                                                                                         --------------
                                                                                         $    6,871,024
                                                                                         --------------
                                    Movies & Entertainment - 0.4%
         5,030,000    B+/Ba2        Corp. Interamer De Entret, 8.875%,
                                      6/14/15 (144A)                                     $    4,941,975
                                                                                         --------------
                                    Total Media                                          $   11,812,999
                                                                                         --------------
                                    Retailing - 0.4%
                                    Automotive Retail - 0.1%
         1,250,000    BB+/Ba2       Autonation, Inc., 7.0%, 4/15/14                      $    1,193,750
                                                                                         --------------
                                    General Merchandise Stores - 0.2%
         2,205,000    B/B3          Central Garden, 9.125%, 2/1/13                       $    2,067,188
                                                                                         --------------
                                    Specialty Stores - 0.1%
         1,875,000    CCC+/B2       Sally Holdings, Inc., 9.25%, 11/15/14                $    1,893,750
                                                                                         --------------
                                    Total Retailing                                      $    5,154,688
                                                                                         --------------

The accompanying notes are an integral part of these financial statements.   25

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 9/30/07                                    (continued)
--------------------------------------------------------------------------------

                     S&P/
        Principal    Moody's
        Amount       Ratings
        USD ($)      (unaudited)                                                              Value
                                   Food, Beverage & Tobacco - 0.6%
                                   Agricultural Products - 0.2%
        2,200,000    BB/Ba2        Cosan Finance, Ltd., 7.0%, 2/1/17 (144A)          $    2,112,000
                                                                                     --------------
                                   Brewers - 0.4%
          405,000    NR/NR         Argentine Beverages, 7.375%, 3/22/12 (144A)       $      408,038
        1,041,000    B+/Ba3        Cerveceria Nacio, 8.0%, 3/27/14 (144A)                 1,056,615
        2,530,000    BBB/Baa1      Cia Brasileira de Bebida, 8.75%, 9/15/13               2,900,013
          535,000    BBB/Baa1      Cia Brasileira de Bebida, 10.5%, 12/15/11                630,631
                                                                                     --------------
                                                                                     $    4,995,297
                                                                                     --------------
                                   Total Food, Beverage & Tobacco                    $    7,107,297
                                                                                     --------------
                                   Health Care Equipment & Services - 0.5%
                                   Health Care Facilities - 0.3%
        3,815,000    BB-/B2        HCA, Inc., 9.625%, 11/15/16 (144A)                $    4,072,513
                                                                                     --------------
                                   Health Care Services - 0.2%
        2,665,000    CCC+/B3       Rural/Metro Corp., 9.875%, 3/15/15                $    2,531,750
                                                                                     --------------
                                   Total Health Care Equipment & Services            $    6,604,263
                                                                                     --------------
                                   Pharmaceuticals & Biotechnology - 0.9%
                                   Biotechnology - 0.3%
        4,825,000    CCC/B3        Angiotech Pharmaceutical, Inc., 7.75%, 4/1/14     $    4,414,875
                                                                                     --------------
                                   Pharmaceuticals - 0.6%
        5,525,000    B+/Ba3        Valeant Pharmaceuticals, 7.0%, 12/15/11           $    5,414,500
        1,977,000    B-/B3         Warner Chilcott Corp., 8.75%, 2/1/15                   2,046,195
                                                                                     --------------
                                                                                     $    7,460,695
                                                                                     --------------
                                   Total Pharmaceuticals & Biotechnology             $   11,875,570
                                                                                     --------------
                                   Banks - 1.6%
                                   Diversified Banks - 1.6%
        1,800,000    NR/Ba2        ALB Finance BV, 9.25%, 9/25/13                    $    1,588,860
          250,000    NR/B1         ALB Finance BV, 9.375%, 12/31/49                         206,875
        2,725,000    B/Ba1         ATF Bank JSC, 9.25%, 4/12/12 (144A)                    2,789,147
          975,000    B+/Ba1        ATF Capital BV, 9.25%, 2/21/14 (144A)                    993,135
        1,700,000    NR/Ba1        Banco Macro SA, 10.36%, 6/7/12 (b)                     1,406,750
        2,420,000    BB+/Baa2      Kazkommerts International BV, 8.0%,
                                     11/3/15 (144A)                                       2,151,864
DKK         1,459    AA/Aa2        Nykredit, 6.0%, 10/1/29                                      286
DKK        68,859    AA/Aa2        Nykredit, 7.0%, 10/1/32                                   14,190
        3,000,000    NR/Ba3        Sibacademfinance Plc, 9.0%, 5/12/09 (144A)             2,883,210
        1,295,000    BB+/Baa2      TNK-BP Finance SA, 6.625%, 3/20/17 (144A)              1,206,034
        4,160,000    BB+/Baa2      TNK-BP Finance SA, 7.5%, 7/18/16 (144A)                4,131,296

26  The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      S&P/
         Principal    Moody's
         Amount       Ratings
         USD ($)      (unaudited)                                                                Value
                                    Diversified Banks - (continued)
         3,170,000    BB/Baa3       Turanalem Finance BV, 8.5%, 2/10/15 (144A)          $    2,818,763
                                                                                        --------------
                                                                                        $   20,190,410
                                                                                        --------------
                                    Total Banks                                         $   20,190,410
                                                                                        --------------
                                    Diversified Financials - 2.0%
                                    Consumer Finance - 1.3%
         3,300,000    B+/Ba3        Americredit Corp., 8.5%, 7/1/15 (144A)              $    2,920,500
         4,180,000    B/B1          Ford Motor Credit Co., 5.7%, 1/15/10                     3,930,885
         1,650,000    BB-/Ba2       Russian Stand Bank, 7.5%, 10/7/10 (144A)                 1,447,710
         4,500,000    A/Baa1        SLM Corp., 5.51%, 4/18/08 (144A) (b)                     4,464,558
         4,559,000    BBB+/Baa1     SLM Corp., 4.0%, 7/25/14 (b)                             3,282,480
                                                                                        --------------
                                                                                        $   16,046,133
                                                                                        --------------
                                    Specialized Finance - 0.7%
         4,955,500    NR/Baa3       Alfa Div Pymt Rights Fin, 7.59%, 12/15/11
                                      (144A) (b)                                        $    4,806,834
EURO     3,815,000    B-/B2e        Ceva Group Plc, 8.5%, 12/1/14 (144A)                     4,572,650
                                                                                        --------------
                                                                                        $    9,379,484
                                                                                        --------------
                                    Total Diversified Financials                        $   25,425,617
                                                                                        --------------
                                    Insurance - 2.7%
                                    Insurance Brokers - 0.1%
         1,700,000    CCC/B3        Usi Holdings Corp., 9.43%, 11/15/14 (144A) (b)      $    1,615,000
                                                                                        --------------
                                    Life & Health Insurance - 0.4%
         5,400,000    B/B2          Presidential Life Corp., 7.875%, 2/15/09            $    5,400,000
                                                                                        --------------
                                    Multi-Line Insurance - 0.8%
         5,186,000    BB+/Ba1       Hanover Insurance Group, 7.625%, 10/15/25           $    5,380,822
         5,125,000    BB+/Baa3      Liberty Mutual Group, 7.0%, 3/15/37 (144A)               4,780,446
                                                                                        --------------
                                                                                        $   10,161,268
                                                                                        --------------
                                    Property & Casualty Insurance - 0.6%
         5,250,000    BBB-/NR       Kingsway America, Inc., 7.5%, 2/1/14                $    5,351,288
         1,560,000    BBB/Baa2      Ohio Casualty Corp., 7.3%, 6/15/14                       1,668,451
                                                                                        --------------
                                                                                        $    7,019,739
                                                                                        --------------
                                    Reinsurance - 0.8%
         1,275,000    BB/NR         Foundation Re, Ltd., 9.62%, 11/24/08 (144A) (b)     $    1,240,218
         7,625,000    BBB/NR        Platinum Underwriters Holding, 7.5%, 6/1/17              8,074,996
           900,000    B-/NR         Residential Re, 14.07%, 6/6/08 (144A) (b)                  868,275
                                                                                        --------------
                                                                                        $   10,183,489
                                                                                        --------------
                                    Total Insurance                                     $   34,379,496
                                                                                        --------------

The accompanying notes are an integral part of these financial statements.   27

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 9/30/07                                    (continued)
--------------------------------------------------------------------------------

              S&P/
 Principal    Moody's
 Amount       Ratings
 USD ($)      (unaudited)                                                               Value
                            Real Estate - 1.4%
                            Real Estate Management & Development - 0.5%
   650,000    B-e/B-e       Alto Palermo SA, 10.60%, 6/11/12 (144A) (b)        $      560,625
 6,540,000    BB-/Ba3       Forest City Enterprises, Inc., 7.625%, 6/1/15           6,163,950
                                                                               --------------
                                                                               $    6,724,575
                                                                               --------------
                            Real Estate Investment Trusts - 0.9%
 2,310,000    BB-/Ba2       BF Saul Real Estate Investment Trust,
                              7.5%, 3/1/14                                     $    2,148,300
 6,390,000    AAA/Aaa       Trustreet Properties, Inc., 7.5%, 4/1/15                6,849,939
 1,550,000    BB+/Ba1       Ventas Realty Capital Corp., 7.125%, 6/1/15             1,581,000
                                                                               --------------
                                                                               $   10,579,239
                                                                               --------------
                            Total Real Estate                                  $   17,303,814
                                                                               --------------
                            Technology Hardware & Equipment - 0.8%
                            Communications Equipment - 0.1%
 1,930,000    NR/B1         Mastec, Inc., 7.625%, 2/1/17                       $    1,876,925
                                                                               --------------
                            Computer Storage & Peripherals - 0.2%
 2,165,000    B-/Caa1       Sungard Data Systems, Inc., 10.25%, 8/15/15        $    2,262,425
                                                                               --------------
                            Electronic Manufacturing Services - 0.1%
 1,040,000    BB-/Ba2       Flextronics International, Ltd., 6.5%, 5/15/13     $      993,200
                                                                               --------------
                            Technology Distributors - 0.4%
 5,609,000    BB+/Ba1       Anixter International Corp., 5.95%, 3/1/15         $    5,132,235
                                                                               --------------
                            Total Technology Hardware & Equipment              $   10,264,785
                                                                               --------------
                            Semiconductors - 0.3%
                            Semiconductors - 0.3%
 1,000,000    B/B1          Freescale Semiconductor, 8.875%, 12/15/14          $      965,000
 1,755,000    B/B1          Freescale Semiconductor, 9.125%, 12/15/14               1,623,375
   610,000    B/B1          Freescale Semiconductor, 9.57%, 12/15/14 (b)              574,925
                                                                               --------------
                                                                               $    3,163,300
                                                                               --------------
                            Total Semiconductors                               $    3,163,300
                                                                               --------------
                            Telecommunication Services - 2.3%
                            Integrated Telecommunication Services - 1.0%
 2,400,000    B-/B2         Eschelon Operating Co., 8.375%, 3/15/10            $    2,352,000
 4,700,000    B-/B3         PGS Solutions, Inc., 9.872%, 2/15/17 (144A)             4,429,750
 2,540,000    B-/B3         Stratos Global Corp., 9.875%, 2/15/13                   2,673,350
   818,000    NR/Baa3       Tele Norte Leste Participacoes, 8.0%, 12/18/13            867,080
 2,210,000    BB-/Ba3       Windstream Corp., 8.625%, 8/1/16                        2,356,413
                                                                               --------------
                                                                               $   12,678,593
                                                                               --------------

28   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

              S&P/
 Principal    Moody's
 Amount       Ratings
 USD ($)      (unaudited)                                                               Value
                            Wireless Telecommunication Services - 1.3%
  5,845,000   NR/B3         Digicel, Ltd., 9.25%, 9/1/12 (144A)                $    6,005,737
  4,910,000   B-/B3         Intelsat Intermediate, 0.0%, 2/1/15                     4,038,475
  5,935,000   B/B1          True Move Co., Ltd., 10.75%, 12/16/13 (144A)            6,053,700
                                                                               --------------
                                                                               $   16,097,912
                                                                               --------------
                            Total Telecommunication Services                   $   28,776,505
                                                                               --------------
                            Utilities - 1.6%
                            Electric Utilities - 1.2%
  6,300,000   BB-/Ba3       Intergen NV, 9.0%, 6/30/17 (144A)                  $    6,615,000
  1,095,000   BB/NR         ISA Capital Do Brasil SA, 8.8%, 1/30/17 (144A)          1,147,013
  3,498,823   NR/Ba1        Juniper Generation, 6.79%, 12/31/14 (144A)              3,544,868
  3,775,000   BBB-/Baa3     Kiowa Power Partners LLC, 5.737%, 3/30/21
                              (144A)                                                3,746,952
                                                                               --------------
                                                                               $   15,053,833
                                                                               --------------
                            Gas Utilities - 0.2%
  2,240,000   BB/Ba1        Southern Union Co., 7.2%, 11/1/66                  $    2,250,212
                                                                               --------------
                            Multi-Utilities - 0.2%
  3,200,000   BB/Ba2        NSG Holdings LLC, 7.75%, 12/15/25 (144A)           $    3,168,000
                                                                               --------------
                            Total Utilities                                    $   20,472,045
                                                                               --------------
                            TOTAL CORPORATE BONDS
                            (Cost $377,711,766)                                $  375,684,931
                                                                               --------------
                            U.S. GOVERNMENT & AGENCY OBLIGATIONS - 51.2%
 29,835,904                 Federal Home Loan Mortgage Corp., 4.5%,
                              8/1/18-10/1/35                                   $   28,407,701
 11,713,488                 Federal Home Loan Mortgage Corp., 5.0%,
                              1/1/22-6/1/36                                        11,258,565
 17,954,847                 Federal Home Loan Mortgage Corp., 5.5%,
                              10/1/16-9/1/36                                       17,609,095
  7,084,870                 Federal Home Loan Mortgage Corp., 6.0%,
                              6/1/17-6/1/35                                         7,127,519
    422,460                 Federal Home Loan Mortgage Corp., 6.5%
                              9/1/32-10/1/33                                          433,923
  5,568,173                 Federal National Mortgage Association, 4.0%,
                              8/1/18                                                5,264,050
 24,639,599                 Federal National Mortgage Association, 4.5%,
                              5/1/20-4/1/36                                        23,486,681
139,833,137                 Federal National Mortgage Association, 5.0%,
                              12/1/21-6/1/37                                      134,127,689

The accompanying notes are an integral part of these financial statements.   29

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 9/30/07                                    (continued)
--------------------------------------------------------------------------------

              S&P/
 Principal    Moody's
 Amount       Ratings
 USD ($)      (unaudited)                                                              Value
                            U.S. GOVERNMENT & AGENCY OBLIGATIONS - (continued)
 32,555,038                 Federal National Mortgage Association, 5.5%,
                              12/1/17-4/1/36                                  $   32,154,050
  3,171,507                 Federal National Mortgage Association, 6.0%,
                              7/1/17-12/1/33                                       3,193,929
  2,139,658                 Federal National Mortgage Association, 6.5%,
                              12/1/21-11/1/32                                      2,194,253
     16,065                 Federal National Mortgage Association, 7.0%,
                              5/1/28-7/1/31                                           16,734
      3,061                 Federal National Mortgage Association, 7.5%,
                              1/1/28                                                   3,213
      1,874                 Government National Mortgage Association I,
                              6.5%, 12/15/31                                           1,921
     10,289                 Government National Mortgage Association I,
                              7.0%, 5/15/31                                           10,772
  6,166,591                 Government National Mortgage Association II,
                              4.5%, 12/20/34                                       5,755,069
  3,050,731                 Government National Mortgage Association II,
                              4.5%, 1/20/35                                        2,847,214
    895,459                 Government National Mortgage Association II,
                              5.5%, 3/20/34                                          880,846
    432,021                 Government National Mortgage Association II,
                              6.0%, 5/20/32                                          435,078
    806,780                 Government National Mortgage Association II,
                              6.0%, 10/20/33                                         814,247
     18,462                 Government National Mortgage Association II,
                              7.0%, 1/20/29                                           19,289
 15,906,848                 Government National Mortgage Association,
                              4.5%, 9/15/33-5/15/36                               14,927,007
 42,689,958                 Government National Mortgage Association,
                              5.0%, 11/15/16-8/15/37                              41,347,484
 87,406,318                 Government National Mortgage Association,
                              5.5%, 3/15/17-3/15/37                               86,305,837
 19,341,008                 Government National Mortgage Association,
                              6.0%, 1/15/11-1/15/34                               19,540,453
  1,791,153                 Government National Mortgage Association,
                              6.5%, 1/20/28-1/15/33                                1,835,049
     30,444                 Government National Mortgage Association,
                              7.0%, 5/15/29-6/15/31                                   31,896
        522                 Government National Mortgage Association,
                              7.5%, 8/15/29                                              548

30  The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          S&P/
        Principal         Moody's
        Amount            Ratings
        USD ($)           (unaudited)                                                               Value
                                        U.S. GOVERNMENT & AGENCY OBLIGATIONS - (continued)
                2,001                   Government National Mortgage Association,
                                          8.0%, 12/15/29                                   $        2,128
            3,700,000                   U.S. Treasury Bonds, 4.0%, 2/15/14                      3,631,202
            8,750,000                   U.S. Treasury Bonds, 4.25%, 8/15/14                     8,688,479
              330,000                   U.S. Treasury Bonds, 4.5%, 11/30/11                       334,202
            6,500,000                   U.S. Treasury Bonds, 5.0%, 5/15/37                      6,667,577
           13,214,000                   U.S. Treasury Bonds, 5.25%, 11/15/28                   13,849,924
           14,870,000                   U.S. Treasury Bonds, 6.25%, 8/15/23                    17,083,072
           22,531,736                   U.S. Treasury Inflation Notes, 1.875%, 7/15/15         21,935,006
           19,415,565                   U.S. Treasury Inflation Notes, 2.0%, 1/15/16           18,978,715
           36,539,191                   U.S. Treasury Inflation Notes, 2.375%, 1/15/17         36,801,835
              309,432                   U.S. Treasury Inflation Notes, 2.5%, 7/15/16              315,186
            1,000,000                   U.S. Treasury Notes, 4.0%, 11/15/12                       991,562
            9,350,000                   U.S. Treasury Notes, 4.0%, 2/15/15                      9,096,531
            5,100,000                   U.S. Treasury Notes, 4.125%, 5/15/15                    4,992,421
            4,225,000                   U.S. Treasury Notes, 4.25%, 11/15/14                    4,184,402
           10,160,000                   U.S. Treasury Notes, 4.25%, 8/15/15                    10,012,364
            3,225,000                   U.S. Treasury Notes, 4.5%, 11/15/15                     3,229,283
            4,000,000                   U.S. Treasury Notes, 5.25%, 2/15/29                     4,192,500
           22,805,000                   U.S. Treasury Notes, 5.375%, 2/15/31                   24,412,046
              840,000                   U.S. Treasury Notes, 5.5%, 8/15/28                        906,675
           13,000,000                   U.S. Treasury Strip, 0.0%, 11/15/12                    10,512,294
            8,800,000                   U.S. Treasury Strip, 0.0%, 11/15/13                     6,773,976
                                                                                           --------------
                                                                                           $  647,621,492
                                                                                           --------------
                                        TOTAL U.S. GOVERNMENT & AGENCY
                                        OBLIGATIONS
                                        (Cost $646,996,302)                                $  647,621,492
                                                                                           --------------
                                        FOREIGN GOVERNMENT BONDS - 4.3%
ITL     4,870,000,000     B+/B2         Banco Nac De Desen Econo, 8.0%, 4/28/10            $    3,804,323
SEK        90,450,000     AAA/Aaa       Government of Sweden, 5.25%, 3/15/11                   14,512,175
SEK        28,645,000     NR/NR         Government of Sweden, 5.5%, 10/8/12                     4,695,129
JPY     1,471,594,180     NR/NR         Japan Government, 1.1%, 12/10/16                       12,683,105
NOK        24,450,000     AAA/Aaa       Norwegian Government, 5.5%, 5/15/09                     4,578,621
NOK        20,293,000     AAA/Aaa       Norwegian Government, 6.0%, 5/16/11                     3,917,643
AUD         5,344,000     AAA/Aaa       Ontario Province, 5.5%, 4/23/13                         4,442,359
AUD         6,780,000     AAA/Aaa       Queensland Treasury, 6.0%, 8/14/13                      5,826,512
                                                                                           --------------
                                                                                           $   54,459,867
                                                                                           --------------
                                        TOTAL FOREIGN GOVERNMENT BONDS
                                        (Cost $46,353,155)                                 $   54,459,867
                                                                                           --------------

The accompanying notes are an integral part of these financial statements.   31

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 9/30/07                                    (continued)
--------------------------------------------------------------------------------

                     S&P/
        Principal    Moody's
        Amount       Ratings
        USD ($)      (unaudited)                                                              Value
                                   SUPRANATIONAL BONDS - 0.1%
                                   Banks - 0.1%
                                   Diversified Banks - 0.1%
AUD     1,000,000    AAA/Aaa       Council of Europe, 5.5%, 1/18/12                  $      842,997
                                                                                     --------------
                                   Total Banks                                       $      842,997
                                                                                     --------------
                                   TOTAL SUPRANATIONAL BONDS
                                   (Cost $658,129)                                   $      842,997
                                                                                     --------------
                                   MUNICIPAL BONDS - 0.4%
                                   Muni Airport - 0.3%
        2,450,000    B/B3          New Jersey Economic Development Authority
                                     Special Facility Revenue, 7.0%, 11/15/30        $    2,548,686
          745,000    B/B3          New Jersey Economic Development Authority,
                                     6.25%, 9/15/29                                         756,302
        2,450,000    NR/NR         Wayne Charter (In Escrow), 0.0%, 12/1/15 (d)                   -
                                                                                     --------------
                                                                                     $    3,304,988
                                                                                     --------------
                                   Muni Utilities - 0.1%
        1,000,000    AAA/NR        San Antonio Texas Electric & Gas, 7.71%,
                                     2/1/19 (b)                                      $    1,273,490
                                                                                     --------------
                                   TOTAL MUNICIPAL BONDS
                                   (Cost $3,760,384)                                 $    4,578,478
                                                                                     --------------
                                   SENIOR FLOATING RATE LOAN INTERESTS - 4.1%**
                                   Energy - 0.4%
                                   Oil & Gas Exploration & Production - 0.4%
        3,520,000    NR/NR         SandRidge Energy, Inc., Fixed Rate Loan,
                                     8.625%, 4/1/15                                  $    3,484,800
        1,110,000    NR/NR         SandRidge Energy, Inc., Floating Rate Loan,
                                     8.985%, 4/1/14                                       1,104,450
                                                                                     --------------
                                                                                     $    4,589,250
                                                                                     --------------
                                   Total Energy                                      $    4,589,250
                                                                                     --------------
                                   Materials - 0.7%
                                   Paper Packaging - 0.3%
        3,468,169    BB+/Ba2       Georgia-Pacific LLC, Term B Loan, 6.94813%,
                                     12/20/12                                        $    3,403,808
                                                                                     --------------
                                   Precious Metals & Minerals - 0.4%
        5,960,000    BB-/BA3       Algoma Steel, Inc., Term Loan, 8.09%, 6/20/13     $    5,796,100
                                                                                     --------------
                                   Total Materials                                   $    9,199,908
                                                                                     --------------

32   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

              S&P/
 Principal    Moody's
 Amount       Ratings
 USD ($)      (unaudited)                                                               Value
                            Commercial Services & Supplies - 0.0%
                            Commercial Printing - 0.0%
    13,724    B+/BA3        Cenveo Corp., Delayed Draw Loan,
                              6.9875%, 6/21/13                                 $       13,390
   411,872    B+/BA3        Cenveo Corp., Term C Facility Loan,
                              6.9875%, 6/21/13                                        401,833
                                                                               --------------
                                                                               $      415,223
                                                                               --------------
                            Total Commercial Services & Supplies               $      415,223
                                                                               --------------
                            Consumer Durables & Apparel - 0.2%
                            Homebuilding - 0.1%
 1,250,000    B+/B2         LandSource Communities, Facility B Loan,
                              8.2519%, 2/27/13                                 $    1,162,500
                                                                               --------------
                            Housewares & Specialties - 0.1%
 1,715,000    BB-/Ba3       Jarden Corp., Term Loan B3, 7.6981%, 1/24/12       $    1,698,708
                                                                               --------------
                            Total Consumer Durables & Apparel                  $    2,861,208
                                                                               --------------
                            Consumer Services - 0.4%
                            Casinos & Gaming - 0.4%
   733,259    NR/Ba3        New World Gaming, Delayed Draw Loan,
                              0.0%, 6/15/14                                    $      703,929
 3,666,739    BB-/NR        New World Gaming, First Lien Term Loan,
                              0.0%, 6/15/14                                         3,520,069
   371,660    NR/NR         Seminole Tribe of Florida, Term B-2 Delay Loan,
                              7.125%, 3/5/14                                          369,337
   110,121    NR/NR         Seminole Tribe of Florida, Term B-1 Delay Loan,
                              6.9723%, 3/5/14                                         109,433
   368,219    NR/NR         Seminole Tribe of Florida, Term B-3 Delay Loan,
                              6.875%, 3/5/14                                          365,917
                                                                               --------------
                                                                               $    5,068,685
                                                                               --------------
                            Total Consumer Services                            $    5,068,685
                                                                               --------------
                            Media - 0.2%
                            Broadcasting & Cable TV - 0.2%
 1,080,000    B+/B1         Charter Communications, New Term Loan,
                              7.13%, 3/6/14                                    $    1,045,286
   857,850    B/B3          Knology, Inc., Term Loan, 7.61%, 6/30/12                  827,825
                                                                               --------------
                                                                               $    1,873,111
                                                                               --------------
                            Total Media                                        $    1,873,111
                                                                               --------------

The accompanying notes are an integral part of these financial statements.   33

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 9/30/07                                    (continued)
--------------------------------------------------------------------------------

              S&P/
 Principal    Moody's
 Amount       Ratings
 USD ($)      (unaudited)                                                               Value
                            Retailing - 0.1%
                            Catalog Retail - 0.1%
   686,541    NR/NR         Sally Holdings, LLC, Term B Loan,
                              8.006%, 11/18/13                                 $      677,209
                                                                               --------------
                            Total Retailing                                    $      677,209
                                                                               --------------
                            Household & Personal Products - 0.1%
                            Household Products - 0.1%
   497,500    NR/NR         Yankee Candle Co., Term Loan, 7.20%, 2/6/14        $      487,136
                                                                               --------------
                            Personal Products - 0.0%
   249,375    BB-/Baa3      Brickman Group Holdings, Inc., Tranche B Term
                              Loan, 7.1426%, 1/23/14                           $      242,517
                                                                               --------------
                            Total Household & Personal Products                $      729,653
                                                                               --------------
                            Health Care Equipment & Services - 0.5%
                            Health Care Facilities - 0.2%
   265,517    B+/Ba2        Sun Healthcare Group, Inc., Delayed Draw Loan,
                              5.0473%, 4/19/14                                 $      257,552
   337,931    B+/Ba2        Sun Healthcare Group, Inc., Synthetic LC Loan,
                              5.1288%, 4/19/14                                        327,793
 1,496,552    B+/Ba2        Sun Healthcare Group, Inc., Term Loan,
                              7.3669%, 4/19/14                                      1,451,655
                                                                               --------------
                                                                               $    2,037,000
                                                                               --------------
                            Health Care Supplies - 0.3%
 4,500,000    BB/B1         IM US Holdings, LLC, Term Loan,
                              9.4481%, 6/26/15                                 $    4,483,125
                                                                               --------------
                            Total Health Care Equipment & Services             $    6,520,125
                                                                               --------------
                            Pharmaceuticals & Biotechnology - 0.3%
                            Pharmaceuticals - 0.3%
 4,015,000    BB/NR         Talecris Biotherapeutics, First Lien Term Loan,
                              3.5%, 12/6/13                                    $    4,004,963
                                                                               --------------
                            Total Pharmaceuticals & Biotechnology              $    4,004,963
                                                                               --------------
                            Diversified Financials - 0.2%
                            Specialized Finance - 0.2%
 2,547,604    BB-/NR        Ace Cash Express, Inc., Term Loan,
                              8.4163%, 10/5/13                                 $    2,477,545
                                                                               --------------
                            Total Diversified Financials                       $    2,477,545
                                                                               --------------

34   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

              S&P/
 Principal    Moody's
 Amount       Ratings
 USD ($)      (unaudited)                                                             Value
                            Insurance - 0.1%
                            Insurance Brokers - 0.1%
 1,600,000    B-/B2         USI Holdings Corp., Tranche B Term Loan,
                              7.95%, 5/5/14                                  $    1,567,000
                                                                             --------------
                            Total Insurance                                  $    1,567,000
                                                                             --------------
                            Technology Hardware & Equipment - 0.5%
                            Electronic Equipment & Instruments - 0.1%
 1,881,000    NR/NR         H3C Holdings, Ltd., Tranche B Term Loan,
                              8.1413%, 9/28/12                               $    1,730,520
                                                                             --------------
                            Electronic Manufacturing Services - 0.1%
 1,264,502    NR/Ba3        Baldor Electric Co., Term Loan,
                              7.1235%, 1/31/14                               $    1,250,013
                                                                             --------------
                            Technology Distributors - 0.3%
 3,410,000    BB-/Ba3       Scitor Corp., Term Loan, 9.38%, 9/26/14          $    3,375,900
                                                                             --------------
                            Total Technology Hardware & Equipment            $    6,356,433
                                                                             --------------
                            Semiconductors - 0.1%
                            Semiconductors - 0.1%
 1,885,750    BB+/NR        Freescale Semiconductor, Term Loan,
                              7.33%, 11/29/13                                $    1,806,784
                                                                             --------------
                            Total Semiconductors                             $    1,806,784
                                                                             --------------
                            Telecommunication Services - 0.0%
                            Wireless Telecommunication Services - 0.0%
   498,750    B-/B1         American Cellular Corp., Tranche B Term Loan,
                              7.36%, 3/15/14                                 $      496,828
                                                                             --------------
                            Total Telecommunication Services                 $      496,828
                                                                             --------------
                            Utilities - 0.3%
                            Independent Power Producer & Energy Traders - 0.3%
 3,795,464    D/Ba3         Calpine Corp., First Priority Term Loan,
                              7.4481%, 3/29/09                               $    3,751,578
                                                                             --------------
                            Total Utilities                                  $    3,751,578
                                                                             --------------
                            TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                            (Cost $53,332,295)                               $   52,395,503
                                                                             --------------

The accompanying notes are an integral part of these financial statements.   35

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 9/30/07                                    (continued)
--------------------------------------------------------------------------------

Shares                                                                                Value
                        COMMON STOCK - 0.1%
                        Transportation - 0.1%
                        Trucking - 0.1%
   50,736               Northwest Airlines Corp.*(c)                         $      903,101
                                                                             --------------
                        Total Transportation                                 $      903,101
                                                                             --------------
                        TOTAL COMMON STOCK
                        (Cost $1,939,663)                                    $      903,101
                                                                             --------------
                        RIGHTS/WARRANTS - 0.0%
                        Transportation - 0.0%
                        Railroads - 0.0%
    3,100               Atlantic Express Transportation, Expires 4/15/08     $       38,750
                                                                             --------------
                        Total Transportation                                 $       38,750
                                                                             --------------
                        TOTAL RIGHTS/WARRANTS
                        (Cost $0)                                            $       38,750
                                                                             --------------
                        TEMPORARY CASH INVESTMENT - 0.3%
                        Security Lending Collateral - 0.3%
4,181,796               Securities Lending Investment Fund, 5.24%            $    4,181,796
                                                                             --------------
                        TOTAL TEMPORARY CASH INVESTMENT
                        (Cost $4,181,796)                                    $    4,181,796
                                                                             --------------
                        TOTAL INVESTMENT IN SECURITIES - 94.9%
                        (Cost $1,195,313,318)(a)                             $1,200,741,312
                                                                             --------------
                        OTHER ASSETS AND LIABILITIES - 5.1%                  $   65,105,800
                                                                             --------------
                        TOTAL NET ASSETS - 100.0%                            $1,265,847,112
                                                                             ==============

*      Non-income producing security.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At September 30, 2007, the value of these securities amounted to $219,246,176 or 17.3% of total net assets.

NR     Not rated by either S&P or Moody's.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At September 30, 2007, the net unrealized gain on investments based on cost for federal income tax purposes of $1,195,319,287 was as follows:

      Aggregate gross unrealized gain for all investments in which there is
      an excess of value over tax cost                                          $25,276,537
      Aggregate gross unrealized loss for all investments in which there is
      an excess of tax cost over value                                          (19,854,512)
                                                                               ------------
      Net unrealized gain                                                      $  5,422,025
                                                                               ============

36 The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

(c)    At September 30, 2007, the following securities were out on loan:

         Principal
            Amount      Description                                         Value
   $     2,682,550      Ainsworth Lumber Co., Ltd., 6.75%, 3/15/14     $1,730,245
         1,484,500      Georgia Gulf Corp., 9.5%, 10/15/14              1,358,318
           Shares
            50,000      Northwest Airlines Corp.*                         890,000
                                                                       ----------
                        Total                                          $3,978,563
                                                                       ==========

(d)    Security fair valued (See Note A).

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise denoted:

  AUD      Australian Dollar
  DKK      Danish Kroner
  EURO     Euro
  ITL      Italian Lira
  JPY      Japanese Yen
  NOK      Norwegian Krone
  SEK      Swedish Krone

Purchases and sales of securities (excluding temporary cash investments) for the year ended September 30, 2007, were as follows:

                                    Purchases                Sales
     Long-term U.S. Government      $515,058,176      $410,431,044
     Other Long-term Securities     $295,481,487      $252,990,154

The accompanying notes are an integral part of these financial statements.   37

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 9/30/07
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (including securities loaned of
    $3,978,563) (cost $1,195,313,318)                                  $1,200,741,312
  Cash                                                                      2,165,245
  Foreign currencies, at value (cost $61,249,173)                          66,325,859
  Receivables -
   Investment securities sold                                              12,462,431
   Fund shares sold                                                         2,712,971
   Interest                                                                13,741,172
  Other                                                                        63,263
                                                                       --------------
     Total assets                                                      $1,298,212,253
                                                                       --------------
LIABILITIES:
  Payables -
   Investment securities purchased                                     $   22,133,302
   Fund shares repurchased                                                  2,842,913
   Dividends                                                                1,555,439
   Forward foreign currency portfolio hedge contracts, open-net             1,240,636
   Upon return of securities loaned                                         4,181,796
  Due to affiliates                                                           274,102
  Accrued expenses                                                            136,953
                                                                       --------------
     Total liabilities                                                 $   32,365,141
                                                                       --------------
NET ASSETS:
  Paid-in capital                                                      $1,247,904,522
  Undistributed net investment income                                       6,299,237
  Accumulated net realized gain on investments and foreign
    currency transactions                                                   2,288,768
  Net unrealized gain on investments                                        5,427,994
  Net unrealized gain on forward foreign currency contracts and
    other assets and liabilities denominated in foreign currencies          3,926,591
                                                                       --------------
     Total net assets                                                  $1,265,847,112
                                                                       ==============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $626,415,985/59,897,819 shares)                    $        10.46
                                                                       ==============
  Class B (based on $116,432,483/11,302,366 shares)                    $        10.30
                                                                       ==============
  Class C (based on $404,758,142/39,505,886 shares)                    $        10.25
                                                                       ==============
  Class R (based on $87,204,224/8,207,565 shares)                      $        10.62
                                                                       ==============
  Class Y (based on $30,934,589/2,954,910 shares)                      $        10.47
                                                                       ==============
  Class Z (based on $101,689/9,718 shares)                             $        10.46
                                                                       ==============
MAXIMUM OFFERING PRICE:
  Class A ($10.46 [divided by] 95.5%)                                  $        10.95
                                                                       ==============

38  The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 9/30/07

INVESTMENT INCOME:
  Interest (net of foreign taxes withheld of $5,778)          $73,114,630
  Income from securities loaned, net                               16,929
                                                              -----------
     Total investment income                                                      $73,131,559
                                                                                  -----------
EXPENSES:
  Management fees                                             $ 7,296,519
  Transfer agent fees and expenses
   Class A                                                        977,420
   Class B                                                        295,225
   Class C                                                        683,701
   Class R                                                         91,514
   Class Y                                                         29,769
  Distribution fees
   Class A                                                      1,517,536
   Class B                                                      1,252,804
   Class C                                                      4,139,755
   Class R                                                        376,456
  Administrative reimbursements                                   278,686
  Custodian fees                                                   66,968
  Registration fees                                               166,750
  Professional fees                                               108,223
  Printing expense                                                 71,262
  Fees and expenses of nonaffiliated trustees                      26,281
  Miscellaneous                                                    79,472
                                                              -----------
     Total expenses                                                               $17,458,341
     Less fees paid indirectly                                                        (62,145)
                                                                                  -----------
     Net expenses                                                                 $17,396,196
                                                                                  -----------
       Net investment income                                                      $55,735,363
                                                                                  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
   Investments                                                $12,261,726
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies               (389,770)        $11,871,956
                                                              -----------         -----------
  Change in net unrealized gain (loss) on:
   Investments                                                $(2,188,108)
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies              4,477,628         $ 2,289,520
                                                              -----------         -----------
  Net gain on investments and foreign currency transactions                       $14,161,476
                                                                                  -----------
  Net increase in net assets resulting from operations                            $69,896,839
                                                                                  ===========

The accompanying notes are an integral part of these financial statements.   39

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 9/30/07 and 9/30/06

                                                            Year Ended           Year Ended
                                                             9/30/07              9/30/06
FROM OPERATIONS:
Net investment income                                   $    55,735,363    $    50,286,239
Net realized gain (loss) on investments and foreign
  currency transactions                                      11,871,956           (302,649)
Change in net unrealized gain (loss) on investments
  and foreign currency transactions                           2,289,520         (6,932,765)
                                                        ---------------    ---------------
    Net increase in net assets resulting from
     operations                                         $    69,896,839    $    43,050,825
                                                        ---------------    ---------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
    Class A ($0.51 and $0.57 per share, respectively)   $   (29,798,267)   $   (25,595,405)
    Class B ($0.42 and $0.49 per share, respectively)        (5,158,506)        (6,483,792)
    Class C ($0.43 and $0.49 per share, respectively)       (17,373,695)       (19,510,711)
    Class R ($0.51 and $0.57 per share, respectively)        (3,606,704)        (2,379,187)
    Class Y ($0.54 and $0.62 per share, respectively)          (864,185)        (1,554,794)
    Class Z ($0.13 and $0.00 per share, respectively)            (1,236)                 -
Net realized gain:
    Class A ($0.00 and $0.12 per share, respectively)                 -         (4,993,879)
    Class B ($0.00 and $0.12 per share, respectively)                 -         (1,606,475)
    Class C ($0.00 and $0.12 per share, respectively)                 -         (4,615,505)
    Class R ($0.00 and $0.12 per share, respectively)                 -           (398,993)
    Class Y ($0.00 and $0.12 per share, respectively)                 -           (253,343)
                                                        ---------------    ---------------
     Total distributions to shareowners                 $   (56,802,593)   $   (67,392,084)
                                                        ---------------    ---------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                        $   455,222,102    $   488,280,069
Reinvestment of distributions                                37,724,037         42,297,439
Cost of shares repurchased                                 (389,120,303)      (372,035,435)
                                                        ---------------    ---------------
    Net increase in net assets resulting from
     Fund share transactions                            $   103,825,836    $   158,542,073
                                                        ---------------    ---------------
    Net increase in net assets                          $   116,920,082    $   134,200,814
NET ASSETS:
Beginning of year                                         1,148,927,030      1,014,726,216
                                                        ---------------    ---------------
End of year                                             $ 1,265,847,112    $ 1,148,927,030
                                                        ===============    ===============
Undistributed net investment income                     $     6,299,237    $     1,678,151
                                                        ===============    ===============

40   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   '07 Shares        '07 Amount       '06 Shares        '06 Amount
CLASS A
Shares sold                         26,315,279    $  274,712,094       26,602,470    $  274,245,355
Reinvestment of distributions        2,193,241        22,876,892        2,213,011        22,786,030
Less shares repurchased            (20,532,477)     (213,625,156)     (18,665,497)     (192,380,642)
                                   -----------    --------------      -----------    --------------
    Net increase                     7,976,043    $   83,963,830       10,149,984    $  104,650,743
                                   ===========    ==============      ===========    ==============
CLASS B
Shares sold                          1,861,346    $   19,143,812        3,078,938    $   31,319,967
Reinvestment of distributions          241,137         2,476,614          387,413         3,931,159
Less shares repurchased             (3,751,543)      (38,461,630)      (3,599,878)      (36,551,723)
                                   -----------    --------------      -----------    --------------
    Net decrease                    (1,649,060)   $  (16,841,204)        (133,527)   $   (1,300,597)
                                   ===========    ==============      ===========    ==============
CLASS C
Shares sold                          9,602,813    $   98,138,138       13,008,456    $  131,520,804
Reinvestment of distributions          832,204         8,505,201        1,197,756        12,090,144
Less shares repurchased            (11,830,709)     (120,701,470)     (10,444,912)     (105,440,314)
                                   -----------    --------------      -----------    --------------
    Net increase (decrease)         (1,395,692)   $  (14,058,131)       3,761,300    $   38,170,634
                                   ===========    ==============      ===========    ==============
CLASS R
Shares sold                          3,607,832    $   38,210,584        3,142,979    $   32,933,684
Reinvestment of distributions          311,569         3,302,005          243,776         2,550,959
Less shares repurchased             (1,290,839)      (13,669,499)        (784,862)       (8,214,847)
                                   -----------    --------------      -----------    --------------
    Net increase                     2,628,562    $   27,843,090        2,601,893    $   27,269,796
                                   ===========    ==============      ===========    ==============
CLASS Y
Shares sold                          2,386,678    $   24,917,474        1,769,407    $   18,260,259
Reinvestment of distributions           54,091           563,325           91,317           939,147
Less shares repurchased               (256,064)       (2,662,548)      (2,854,173)      (29,447,909)
                                   -----------    --------------      -----------    --------------
    Net increase (decrease)          2,184,705    $   22,818,251         (993,449)   $  (10,248,503)
                                   ===========    ==============      ===========    ==============
CLASS Z*
Shares sold                              9,718    $      100,000
                                   -----------    --------------
    Net increase                         9,718    $      100,000
                                   ===========    ==============

*    Class Z shares were first publicly offered on July 6, 2007.

The accompanying notes are an integral part of these financial statements.   41

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                                9/30/07      9/30/06      9/30/05      9/30/04      9/30/03
CLASS A
Net asset value, beginning of period                           $  10.33     $  10.58     $  10.56     $  10.27     $   8.95
                                                               --------     --------     --------     --------     --------
Increase from investment operations:
 Net investment income                                         $   0.50     $   0.52     $   0.55     $   0.55     $   0.59
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                    0.14        (0.08)        0.19         0.41         1.32
                                                               --------     --------     --------     --------     --------
  Net increase from investment operations                      $   0.64     $   0.44     $   0.74     $   0.96     $   1.91
Distributions to shareowners:
 Net investment income                                            (0.51)       (0.57)       (0.62)       (0.58)       (0.59)
 Net realized gain                                                    -        (0.12)       (0.10)       (0.09)           -
                                                               --------     --------     --------     --------     --------
Net increase (decrease) in net asset value                     $   0.13     $  (0.25)    $   0.02     $   0.29     $   1.32
                                                               --------     --------     --------     --------     --------
Net asset value, end of period                                 $  10.46     $  10.33     $  10.58     $  10.56     $  10.27
                                                               ========     ========     ========     ========     ========
Total return*                                                      6.36%        4.43%        7.18%        9.75%       21.95%
Ratio of net expenses to average net assets+                       1.07%        1.11%        1.10%        1.08%        1.00%
Ratio of net investment income to average net assets+              4.85%        5.05%        5.16%        5.42%        5.98%
Portfolio turnover rate                                              58%          46%          48%          48%          55%
Net assets, end of period (in thousands)                       $626,416     $536,483     $442,062     $241,409     $117,499
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                      1.07%        1.11%        1.11%        1.17%        1.33%
 Net investment income                                             4.85%        5.05%        5.15%        5.32%        5.65%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                      1.06%        1.11%        1.10%        1.08%        1.00%
 Net investment income                                             4.86%        5.05%        5.16%        5.42%        5.98%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

42   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                                9/30/07      9/30/06      9/30/05      9/30/04      9/30/03
CLASS B
Net asset value, beginning of period                           $  10.18     $  10.43     $  10.41     $ 10.13      $  8.86
                                                               --------     --------     --------     -------      -------
Increase from investment operations:
 Net investment income                                         $   0.41     $   0.44     $   0.47     $  0.47      $  0.56
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                    0.13        (0.08)        0.19        0.40         1.25
                                                               --------     --------     --------     -------      -------
  Net increase from investment operations                      $   0.54     $   0.36     $   0.66     $  0.87      $  1.81
Distributions to shareowners:
 Net investment income                                            (0.42)       (0.49)       (0.54)      (0.50)       (0.54)
 Net realized gain                                                    -        (0.12)       (0.10)      (0.09)           -
                                                               --------     --------     --------     -------      -------
Net increase (decrease) in net asset value                     $   0.12     $  (0.25)    $   0.02     $  0.28      $  1.27
                                                               --------     --------     --------     -------      -------
Net asset value, end of period                                 $  10.30     $  10.18     $  10.43     $ 10.41      $ 10.13
                                                               ========     ========     ========     =======      =======
Total return*                                                      5.42%        3.64%        6.36%       8.87%       20.98%
Ratio of net expenses to average net assets+                       1.89%        1.88%        1.87%       1.85%        1.76%
Ratio of net investment income to average net assets+              4.02%        4.31%        4.42%       4.62%        5.23%
Portfolio turnover rate                                              58%          46%          48%         48%          55%
Net assets, end of period (in thousands)                       $116,432     $131,814     $136,508     $96,481      $77,392
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                      1.89%        1.88%        1.89%       1.96%        2.09%
 Net investment income                                             4.02%        4.31%        4.40%       4.51%        4.90%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                      1.88%        1.88%        1.87%       1.85%        1.76%
 Net investment income                                             4.03%        4.31%        4.42%       4.62%        5.23%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.  43

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                                9/30/07      9/30/06      9/30/05      9/30/04      9/30/03
CLASS C
Net asset value, beginning of period                           $  10.12     $  10.38     $  10.36     $  10.08     $   8.83
                                                               --------     --------     --------     --------     --------
Increase from investment operations:
 Net investment income                                         $   0.42     $   0.44     $   0.47     $   0.47     $   0.54
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                    0.14        (0.09)        0.19         0.41         1.25
                                                               --------     --------     --------     --------     --------
  Net increase from investment operations                      $   0.56     $   0.35     $   0.66     $   0.88     $   1.79
Distributions to shareowners:
 Net investment income                                            (0.43)       (0.49)       (0.54)       (0.51)       (0.54)
 Net realized gain                                                    -        (0.12)       (0.10)       (0.09)           -
                                                               --------     --------     --------     --------     --------
Net increase (decrease) in net asset value                     $   0.13     $  (0.26)    $   0.02     $   0.28     $   1.25
                                                               --------     --------     --------     --------     --------
Net asset value, end of period                                 $  10.25     $  10.12     $  10.38     $  10.36     $  10.08
                                                               --------     --------     --------     --------     --------
Total return*                                                      5.61%        3.61%        6.44%        9.00%       20.84%
Ratio of net expenses to average net assets+                       1.82%        1.81%        1.81%        1.79%        1.70%
Ratio of net investment income to average net assets+              4.09%        4.37%        4.45%        4.68%        5.10%
Portfolio turnover rate                                              58%          46%          48%          48%          55%
Net assets, end of period (in thousands)                       $404,758     $414,070     $385,436     $232,903     $156,285
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                      1.82%        1.81%        1.83%        1.89%        2.02%
 Net investment income                                             4.09%        4.37%        4.43%        4.58%        4.78%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                      1.81%        1.81%        1.81%        1.79%        1.70%
 Net investment income                                             4.10%        4.37%        4.45%        4.68%        5.10%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

44  The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                                    4/1/03 (a)
                                                              Year Ended   Year Ended   Year Ended   Year Ended         to
                                                                9/30/07      9/30/06      9/30/05      9/30/04       9/30/03
CLASS R
Net asset value, beginning of period                           $ 10.50      $ 10.76      $ 10.74      $ 10.45       $  9.78
                                                               -------      -------      -------      -------       -------
Increase from investment operations:
 Net investment income                                         $  0.49      $  0.52      $  0.54      $  0.53       $  0.28
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                   0.14        (0.09)        0.20         0.42          0.67
                                                               -------      -------      -------      -------       -------
  Net increase from investment operations                      $  0.63      $  0.43      $  0.74      $  0.95       $  0.95
Distributions to shareowners:
 Net investment income                                           (0.51)       (0.57)       (0.62)       (0.57)        (0.28)
 Net realized gain                                                   -        (0.12)       (0.10)       (0.09)            -
                                                               -------      -------      -------      -------       -------
Net increase (decrease) in net asset value                     $  0.12      $ (0.26)     $  0.02      $  0.29       $  0.67
                                                               -------      -------      -------      -------       -------
Net asset value, end of period                                 $ 10.62      $ 10.50      $ 10.76      $ 10.74       $ 10.45
                                                               =======      =======      =======      =======       =======
Total return*                                                     6.08%        4.20%        7.00%        9.46%         9.83%(b)
Ratio of net expenses to average net assets+                      1.28%        1.27%        1.28%        1.26%         1.06%**
Ratio of net investment income to average net assets+             4.66%        4.90%        4.83%        5.33%         4.75%**
Portfolio turnover rate                                             58%          46%          48%          48%           55%(b)
Net assets, end of period (in thousands)                       $87,204      $58,592      $32,028      $ 3,721       $   176
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                     1.28%        1.27%        1.30%        1.33%         1.36%**
 Net investment income                                            4.66%        4.90%        4.81%        5.26%         4.45%**
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                     1.28%        1.27%        1.28%        1.26%         1.06%**
 Net investment income                                            4.66%        4.90%        4.83%        5.33%         4.75%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
(a)  Class R shares were first publicly offered on April 1, 2003.
(b)  Not annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.  45

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                            Year Ended  Year Ended     Year Ended    9/10/04 (a)
                                                                             9/30/07      9/30/06        9/30/05      to 9/30/04
CLASS Y
Net asset value, beginning of period                                         $ 10.35     $ 10.60        $ 10.57       $  10.47
                                                                             -------     -------        -------       --------
Increase from investment operations:
 Net investment income                                                       $  0.53     $  0.54        $  0.58       $   0.04
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                         0.13       (0.05)          0.21           0.10
                                                                             -------     -------        -------       --------
  Net increase from investment operations                                    $  0.66     $  0.49        $  0.79       $   0.14
Distributions to shareowners:
 Net investment income                                                         (0.54)      (0.62)         (0.66)         (0.04)
 Net realized gain                                                                 -       (0.12)         (0.10)             -
                                                                             -------     -------        -------       --------
Net increase (decrease) in net asset value                                   $  0.12     $ (0.25)       $  0.03       $   0.10
                                                                             -------     -------        -------       --------
Net asset value, end of period                                               $ 10.47     $ 10.35        $ 10.60       $  10.57
                                                                             =======     =======        =======       ========
Total return*                                                                   6.54%       4.89%          7.65%          1.30%(b)
Ratio of net expenses to average net assets+                                    0.84%       0.67%          0.66%          0.33%**
Ratio of net investment income to average net assets+                           5.12%       5.56%          5.52%          8.36%**
Portfolio turnover rate                                                           58%         46%            48%            48%(b)
Net assets, end of period (in thousands)                                     $30,935     $ 7,968        $18,692       $    120
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                   0.84%       0.67%          0.68%          0.99%**
 Net investment income                                                          5.12%       5.56%          5.50%          7.70%**
Ratios with waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                                   0.84%       0.67%          0.66%          0.33%**
 Net investment income                                                          5.12%       5.56%          5.52%          8.36%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
(a)  Class Y shares were first publicly offered on September 10, 2004.
(b)  Not annualized.
+    Ratios with no reduction for fees paid indirectly.

46  The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                    7/6/07 (a)
                                                                        to
                                                                     9/30/07
CLASS Z
Net asset value, beginning of period                                $ 10.29
                                                                    -------
Increase from investment operations:
  Net investment income                                             $  0.13
  Net realized and unrealized gain on investments and foreign
   currency transactions                                               0.17
                                                                    -------
   Net increase from investment operations                          $  0.30
Distributions to shareowners:
  Net investment income                                               (0.13)
  Net realized gain                                                       -
                                                                    -------
Net increase in net asset value                                     $  0.17
                                                                    -------
Net asset value, end of period                                      $ 10.46
                                                                    =======
Total return*                                                          2.90%(b)
Ratio of net expenses to average net assets+                           0.69%**
Ratio of net investment income to average net assets+                  5.24%**
Portfolio turnover rate                                                  58%(b)
Net assets, end of period (in thousands)                            $   102
Ratios with no waiver of management fees and assumption of
  expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                         0.69%**
  Net investment income                                                5.24%**
Ratios with waiver of management fees and assumption of
  expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                         0.69%**
  Net investment income                                                5.24%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
(a)  Class Z shares were first publicly offered on July 6, 2007.
(b)  Not annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   47

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 9/30/07
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies

Pioneer Strategic Income Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to produce a high level of current income.

The Fund offers six classes of shares - Class A, Class B, Class C, Class R, Class Y, and Class Z shares. Class R shares were first publicly offered April 1, 2003. Class Y shares were first publicly offered September 10, 2004. Class Z shares were first publicly offered on July 6, 2007. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and had exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B, Class C and Class R shareowners, respectively. There is no distribution plan for Class Y and Class Z shares.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic and political conditions. Investments in high-yield or lower-rated securities are subject to greater-than-average risk. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. Information regarding the Fund's principal risks is contained in the Fund's prospectus(es). Please refer to those documents when considering the Fund's risks.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles, that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which there are no readily available market quotations are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Fund also may use the fair value of a security, including a non-U.S. security, when the closing market price on the principal exchange where the security is traded no longer accurately reflects the value of the security. Temporary cash investments are valued at cost which approximates market value.

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/ amortization is included in interest income. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 9/30/07                              (continued)
--------------------------------------------------------------------------------

B.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Forward Foreign Currency Contracts

     The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     At September 30, 2007, the Fund has reclassified $5,688,316 to increase undistributed net investment income and $5,688,316 to decrease accumulated net realized gain on investments and foreign currency transactions to reflect permanent book/tax differences. The reclassification has no affect on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

     The tax character of distributions paid during the years ended September 30, 2007 and September 30, 2006 were as follows:

--------------------------------------------------------------------------------
                                               2007             2006
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                             $56,802,593      $60,164,976
Long-term capital gain                                -        7,227,108
                                            -----------      -----------
    Total                                   $56,802,593      $67,392,084
                                            ===========      ===========
--------------------------------------------------------------------------------

     The following shows the components of distributable earnings on a federal income tax basis at September 30, 2007.

--------------------------------------------------------------------------------
                                                                2007
--------------------------------------------------------------------------------
Undistributed ordinary income                                $ 6,514,983
Undistributed long-term gain                                   2,393,794
Current year dividend payable                                 (1,555,439)
Unrealized appreciation                                       10,589,252
                                                             -----------
    Total                                                    $17,942,590
                                                             ===========
--------------------------------------------------------------------------------

     The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, the mark to market on forward currency contracts and adjustments relating to event-linked bonds.

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 9/30/07                              (continued)
--------------------------------------------------------------------------------

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A (UniCredito Italiano), earned $114,202 in underwriting commissions on the sale of Class A shares during the year ended September 30, 2007.

F.   Class Allocations

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C, and Class R shares of the Fund, respectively (See Note 4). Class Y and Class Z shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to all classes of shares based on their respective percentage of adjusted net assets at the beginning of the day.

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C, Class R, Class Y, and Class Z shares can bear different transfer agent and distribution fees.

G.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or sub custodians. The Fund's investment adviser,

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

H.   Security Lending

     The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreements to recover the securities on loan from the borrower on demand. The Fund invests cash collateral in the Securities Lending Investment Fund which is sponsored by Brown Brothers Harriman & Co., the Fund's custodian.

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.60% of the Fund's average daily net assets up to $1 billion, 0.55% on the next $9 billion and 0.50% on assets over $10 billion. For the year ended September 30, 2007, the net management fee was equivalent to 0.59% of the average daily net assets.

Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce Class Z expenses to 0.85% of the average daily net assets attributable to Class Z shares. This expense limitation is in effect through February 1, 2010 for Class Z shares.

In addition, under the management and administration agreements, certain other services, including accounting, regulatory reporting and insurance, are paid by the Fund. At September 30, 2007, $63,524 was payable to PIM related to management fees, administrative costs and certain other services, and is included in due to affiliates.

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 9/30/07                              (continued)
--------------------------------------------------------------------------------

3.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $143,895 in transfer agent fees payable to PIMSS at September 30, 2007.

4.   Distribution and Service Plans

The Fund adopted Plans of Distribution with respect to each class of shares except Class Y and Class Z shares (Class A Plan, Class B Plan, Class C Plan and Class R Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class A shares, in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Class R Plan, the Fund pays PFD 0.50% of the average daily net assets attributable to Class R shares as compensation for distribution services. Included in due to affiliates is $66,683 in distribution fees payable to PFD at September 30, 2007.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay as compensation to securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R, Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower cost or market value of shares being redeemed. Redemptions of Class C shares within one year of

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

purchase are subject to a CDSC of 1.00%. There are no CDSCs for Class R, Class Y and Class Z shares. Proceeds from the CDSCs are paid to PFD. For the year ended September 30, 2007, CDSCs in the amount of $464,474 were paid to PFD.

5.   Expense Offset Agreements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended September 30, 2007, the Fund's expenses were reduced by $62,145 under such arrangements.

6. Forward Foreign Currency Contracts

At September 30, 2007, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. Open portfolio hedges at September 30, 2007 were as follows:

------------------------------------------------------------------------------------------------------
                       Net                                                                 Net
                   Contracts to       In Exchange     Settlement                       Unrealized
   Currency     (deliver)/receive         For            Date           Value          Gain (loss)
------------------------------------------------------------------------------------------------------
AUD
(Australian
Dollar)          (20,713,000)      $ (16,991,889)      10/4/07        $ (18,397,929)    $ (1,406,040)

CHF
Swiss
Franc)             5,358,960       $   4,500,000       4/18/08        $   4,665,404     $    165,404
------------------------------------------------------------------------------------------------------
                                                                                        $ (1,240,636)
                                                                                        ============
------------------------------------------------------------------------------------------------------

At September 30, 2007, the Fund had no outstanding settlement hedges.

7.   Line of Credit

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $200 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $200 million or the limits set by its prospectus for borrowings. Interest on collective borrowings is payable at the Federal Funds Rate plus 1/2% on an annualized basis. The Funds pay an

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 9/30/07                              (continued)
--------------------------------------------------------------------------------

annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended September 30, 2007, the Fund had no borrowings under this agreement.

8.   New Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions will "more-likely-than-not" be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of no later than March 31, 2008. At this time, management is evaluating the implications of FIN 48 and any impact in the financial statements has not yet been determined.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

ADDITIONAL INFORMATION (unaudited)

The qualified interest income percentage, which represents the portion of the Fund's ordinary income that is exempt from nonresident alien tax withholding is 74.08% for the year ending September 30, 2007.

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees and the Shareowners of Pioneer Strategic Income Fund:

We have audited the statement of assets and liabilities of Pioneer Strategic Income Fund (the "Fund"), including the schedule of investments, as of September 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Strategic Income Fund at September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


Boston, Massachusetts
November 16, 2007

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The fund's Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees (except Mr. Kingsbury, Mr. West and Mr. Bock) serves as a Trustee of each of the 81 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. Kingsbury serves as Trustee of 33 of the 81 Pioneer Funds, Mr. West serves as Trustee of 32 of the 81 Pioneer Funds, and Mr. Bock serves as Trustee of 80 of the 81 Pioneer Funds. The address for all Interested Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerfunds.com and on the SEC's web site at http://www.sec.gov.

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                          Positions Held         Length of Service      Principal Occupation                    Other Directorships
Name and Age              With the Fund          and Term of Office     During Past Five Years                  Held by this Trustee
John F. Cogan, Jr. (81)*  Chairman of the        Trustee since 1999.    Deputy Chairman and a Director of       None
                          Board, Trustee and     Serves until a         Pioneer Global Asset Management S.p.A.
                          President              successor trustee      ("PGAM"); Non-Executive Chairman and a
                                                 is elected or earlier  Director of Pioneer Investment
                                                 retirement or removal. Management USA Inc. ("PIM-USA");
                                                                        Chairman and a Director of Pioneer;
                                                                        Chairman and Director of Pioneer
                                                                        Institutional Asset Management, Inc.
                                                                        (since 2006); Director of Pioneer
                                                                        Alternative Investment Management
                                                                        Limited (Dublin); President and a
                                                                        Director of Pioneer Alternative
                                                                        Investment Management (Bermuda)
                                                                        Limited and affiliated funds; Director
                                                                        of PIOGLOBAL Real Estate Investment
                                                                        Fund (Russia) (until June 2006);
                                                                        Director of Nano-C, Inc. (since 2003);
                                                                        Director of Cole Management Inc.
                                                                        (since 2004); Director of Fiduciary
                                                                        Counseling, Inc.; President and
                                                                        Director of Pioneer Funds Distributor,
                                                                        Inc. ("PFD") (until May 2006);
                                                                        President of all of the Pioneer Funds;
                                                                        and Of Counsel, Wilmer Cutler
                                                                        Pickering Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (49)* Trustee and Executive  Trustee since March    Director, CEO and President of Pioneer  None
                          Vice President         2007. Serves until a   Investment Management USA Inc.;
                                                 successor trustee is   Pioneer Investment Management, Inc.
                                                 elected or earlier     and Pioneer Institutional Asset
                                                 retirement or removal. Management, Inc. (since March 2007);
                                                                        Executive Vice President of all of the
                                                                        Pioneer Funds (since March 2007);
                                                                        Director of Pioneer Global Asset
                                                                        Management S.p.A. (since March 2007);
                                                                        Head of New Markets Division, Pioneer
                                                                        Global Asset Management S.p.A.
                                                                        (2000-2007)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

Name, Age and             Positions Held         Length of Service      Principal Occupation                    Other Directorships
Address                   With the Fund          and Term of Office     During Past Five Years                  Held by this Trustee
David R. Bock (63)        Trustee                Trustee since 2005.    Executive Vice President and Chief      Director of The
3050 K Street NW,                                Serves until a         Financial Officer, I-trax, Inc.         Enterprise Social
Washington, DC 20007                             successor trustee is   (publicly traded health care services   Investment Company
                                                 elected or earlier     company) (2004 - present); Partner,     (privately-held
                                                 retirement or removal. Federal City Capital Advisors           affordable housing
                                                                        (boutique merchant bank) (1997 to       finance company);
                                                                        2004); and Executive Vice President     and Director of New
                                                                        and Chief Financial Officer, Pedestal   York Mortgage Trust
                                                                        Inc. (internet-based mortgage trading   (publicly traded
                                                                        company) (2000 - 2002)                  mortgage REIT)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (59)         Trustee                Trustee since 1999.    President, Bush International, LLC      Director of Brady
3509 Woodbine Street                             Serves until a         (international financial advisory       Corporation
Chevy Chase, MD 20815                            successor trustee is   firm)                                   (industrial
                                                 elected or earlier                                             identification and
                                                 retirement or removal.                                         specialty coated
                                                                                                                material products
                                                                                                                manufacturer);
                                                                                                                Director of Briggs &
                                                                                                                Stratton Co. (engine
                                                                                                                manufacturer);
                                                                                                                Director of UAL
                                                                                                                Corporation (airline
                                                                                                                holding company);
                                                                                                                Director of Mantech
                                                                                                                International
                                                                                                                Corporation
                                                                                                                (national security,
                                                                                                                defense, and
                                                                                                                intelligence
                                                                                                                technology firm):
                                                                                                                and Member, Board of
                                                                                                                Governors,
                                                                                                                Investment Company
                                                                                                                Institute
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Name, Age and                  Positions Held   Length of Service      Principal Occupation                  Other Directorships
Address                        With the Fund    and Term of Office     During Past Five Years                Held by this Trustee
Margaret B.W. Graham (60)      Trustee          Trustee since 1999.    Founding Director, Vice - President   None
1001 Sherbrooke Street West,                    Serves until a         and Corporate Secretary, The Winthrop
Montreal, Quebec, Canada                        successor trustee is   Group, Inc. (consulting firm); and
H3A 1G5                                         elected or earlier     Desautels Faculty of Management,
                                                retirement or removal. McGill University
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (57)           Trustee          Trustee since 2006.    Private investor (2004 - present);    Director of Quadriserv
89 Robbins Avenue,                              Serves until a         and Senior Executive Vice President,  Inc. (technology
Berkeley Heights, NJ 07922                      successor trustee is   The Bank of New York (financial and   products for securities
                                                elected or earlier     securities services) (1986 - 2004)    lending industry)
                                                retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (59)       Trustee          Trustee since 1999.    President and Chief Executive         Director of New America
200 State Street, 12th Floor,                   Serves until a         Officer, Newbury, Piret & Company,    High Income Fund, Inc.
Boston, MA 02109                                successor trustee is   Inc. (investment banking firm)        (closed-end investment
                                                elected or earlier                                           company)
                                                retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (79)           Trustee          Trustee since 1999.    Senior Counsel, Sullivan & Cromwell   Director, The Swiss
125 Broad Street,                               Serves until a         (law firm)                            Helvetia Fund, Inc.
New York, NY 10004                              successor trustee is                                         (closed-end investment
                                                elected or earlier                                           company)
                                                retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (71)             Trustee          Trustee since 1999.    President, John Winthrop & Co., Inc.  None
One North Adgers Wharf,                         Serves until a         (private investment firm)
Charleston, SC 29401                            successor trustee is
                                                elected or earlier
                                                retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                            Positions Held         Length of Service      Principal Occupation                  Other Directorships
Name and Age                With the Fund          and Term of Office     During Past Five Years                Held by this Officer
Dorothy E. Bourassa (59)    Secretary              Since 2003. Serves     Secretary of PIM-USA; Senior Vice     None
                                                   at the discretion of   President - Legal of Pioneer;
                                                   the Board              Secretary/Clerk of most of
                                                                          PIM-USA's subsidiaries; and
                                                                          Secretary of all of the Pioneer
                                                                          Funds since September 2003
                                                                          (Assistant Secretary from November
                                                                          2000 to September 2003)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (42)  Assistant Secretary    Since 2003. Serves     Vice President and Senior Counsel     None
                                                   at the discretion of   of Pioneer since July 2002 and
                                                   the Board              Assistant Secretary of all of the
                                                                          Pioneer Funds since September 2003
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (62)           Treasurer              Since 2000. Serves     Vice President - Fund Accounting,     None
                                                   at the discretion of   Administration and Controllership
                                                   the Board              Services of Pioneer; and Treasurer
                                                                          of all of the Pioneer Funds

------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (47)        Assistant Treasurer    Since 2004. Serves     Deputy Treasurer of Pioneer since     None
                                                   at the discretion of   2004 and Assistant Treasurer of all
                                                   the Board              of the Pioneer Funds since November
                                                                          2004; Treasurer and Senior Vice
                                                                          President, CDC IXIS Asset
                                                                          Management Services from 2002 to
                                                                          2003
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (42)       Assistant Treasurer    Since 2000. Serves     Assistant Vice President - Fund       None
                                                   at the discretion of   Accounting, Administration and
                                                   the Board              Controllership Services of Pioneer;
                                                                          and Assistant Treasurer of all of
                                                                          the Pioneer Funds

------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (49)          Assistant Treasurer    Since 2002. Serves     Fund Accounting Manager - Fund        None
                                                   at the discretion of   Accounting, Administration and
                                                   the Board              Controllership Services of Pioneer;
                                                                          and Assistant Treasurer of all of
                                                                          the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            Positions Held         Length of Service      Principal Occupation                  Other Directorships
Name and Age                With the Fund          and Term of Office     During Past Five Years                Held by this Officer
Katherine Kim Sullivan (33) Assistant              Since 2003. Serves     Fund Administration Manager - Fund    None
                            Treasurer              at the discretion of   Accounting, Administration and
                                                   the Board              Controllership Services since June
                                                                          2003 and Assistant Treasurer of all
                                                                          of the Pioneer Funds since
                                                                          September 2003; Assistant Vice
                                                                          President - Mutual Fund Operations
                                                                          of State Street Corporation from
                                                                          June 2002 to June 2003 (formerly-
                                                                          Deutsche Bank Asset Management)
------------------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (48)      Chief Compliance       Since January 2007.    Chief Compliance Officer of Pioneer   None
                            Officer                Serves at the          since December 2006 and of all the
                                                   discretion of the      Pioneer Funds since January 2007;
                                                   Board                  Vice President and Compliance
                                                                          Officer, MFS Investment Management
                                                                          (August 2005 to December 2006);
                                                                          Consultant, Fidelity Investments
                                                                          (February 2005 to July 2005);
                                                                          Independent Consultant (July 1997
                                                                          to February 2005)
------------------------------------------------------------------------------------------------------------------------------------
*    Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the fund's investment adviser and certain of its affiliates.

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito
Italiano"), one of the largest banking groups in Italy. Pioneer, the fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.


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HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                                 1-800-225-4240


Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site:                                   www.pioneerinvestments.com


Before investing consider the Fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Series, including fees associated with the filings of its Form N-1A, totaled approximately $46,812in 2007 and approximately $39,160 in 2006.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no fees for audit-related services provided to the Fund during the fiscal years ended September 30, 2007 and 2006.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled $7,820, in 2007 and $7,515 in 2006.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no fees for other services provided to the Fund during the fiscal years ended September 30, 2007 and 2006.


(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended September 30, 2007 and 2006, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $7,820 in 2007 and $7,515 in 2006.


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Strategic Income Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date November 29, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date November 29, 2007


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date November 29, 2007

* Print the name and title of each signing officer under his or her signature.